NUVEEN Exchange-Traded Funds

August 31, 1999

           Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NCA
NCP
NCO
NQC
NVC
NUC
NAC
California

Photo of: People walking along beach.

Highlights
As of August 31, 1999



 Credit Quality                    Performance Highlights


Nuveen California Municipal Value Fund, Inc. (NCA)

                    o Outperformed Lipper Peer Group total return for one-year period *

                    o    (graphic of: 4 stars) Four-star Morningstar Rating**

Pie Chart:
AAA/U.S. Guaranteed                66%
AA                                  7%
A                                   1%
BBB/NR                             26%


Nuveen California Performance Plus Municipal Fund, Inc. (NCP)

                    o Outperformed Lipper Peer Group total return for one-year period *

                    o    (graphic of: 5 stars) Five-star Morningstar Rating **

Pie Chart:
AAA/U.S. Guaranteed                58%
AA                                  7%
A                                   6%
BBB/NR                             29%



Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)

                    o    Stable tax-free dividend for 43 consecutive months

                    o    (graphic of: 4 stars) Four-star Morningstar RatingTM **


Pie Chart:
AAA/U.S. Guaranteed                67%
AA                                  2%
A                                   2%
BBB/NR                             29%



Nuveen California Investment Quality Municipal Fund, Inc. (NQC)

                    o Outperformed Lipper Peer Group total return for one-year period *

                    o    (graphic of: 4 stars) Four-star Morningstar RatingTM **

Pie Chart:
AAA/U.S. Guaranteed                66%
AA                                  7%
A                                   1%
BBB/NR                             26%



Nuveen California Select Quality Municipal Fund, Inc. (NVC)

                    o Outperformed Lipper Peer Group total return for one-year period *

                    o    (graphic of: 4 stars) Four-star Morningstar RatingTM **

Pie Chart:
AAA/U.S. Guaranteed                70%
AA                                 17%
A                                   9%
BBB/NR                              4%


 Nuveen California Quality Income Municipal Fund, Inc. (NUC)

                    o Outperformed Lipper Peer Group total return for one-year period *

                    o    (graphic of: 5 stars) Five-star Morningstar RatingTM **

Pie Chart:
AAA/U.S. Guaranteed                65%
AA                                  6%
A                                   7%
BBB/NR                             22%



 Nuveen California Dividend Advantage Municipal Fund (NAC)

                    o    Taxable-equivalent market yield of 9.22% ***

                    o    The first Nuveen California Exchange-Traded Fund since
                         1993

Pie Chart:
AAA/U.S. Guaranteed                53%
AA                                 10%
A                                  13%
BBB/NR                             24%


* The Lipper Peer Group return represents the average annualized returns of the 17 funds in the Lipper California Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

** Morningstar proprietary ratings reflect historical risk-adjusted performance as of August 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NCA received four, five, and four stars for each of the three-, five- and 10-year periods. NCP and NUC received four stars for the three-year period and five stars for the five-year period. NVC received four stars for the three and five-year periods. NCO and NQC received three stars for the three-year period and four stars for the five-year period. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The funds were rated among 194 funds for the three-year period, 193 funds for the five-year period, and 30 funds for the 10-year period.

***For investors in the combined 37.5% federal and state income tax bracket.

   Contents
  1      Dear Shareholder
  3      Portfolio Manager's Comments
  7      NCA Performance Overview
  8      NCP Performance Overview
  9      NCO Performance Overview
 10      NQC Performance Overview
 11      NVC Performance Overview
 12      NUC Performance Overview
 13      NAC Performance Overview
 14      Report of Independent Auditors
 15      Portfolio of Investments
 42      Statement of Net Assets
 44      Statement of Operations
 46      Statement of Changes in Net Assets
 49      Notes to Financial Statements
 54      Financial Highlights
 56      Build Your Wealth Automatically
 57      Fund Information

Photo of: Timothy R. Schwertfeger Chairman of the Board

sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing an attractive tax-free dividend is the Fund's main objective. Over the past year, your Fund has continued to achieve this goal. During the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to discuss these changes with you, as does the portfolio manager of your Fund, who reviews fund performance later in this report.

A Challenging Investment Environment
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. How-ever, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report.

In an effort to pre-empt this threat of inflation, the Federal Reserve moved to raise interest rates by a quarter-point at the end of June and again in late August. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.25% and reversed two of the three rate cuts made by the Fed in the fall of 1998. Despite the Fed's statement that it would return to a neutral bias concerning future interest rate action, comments by Fed Chairman Alan Greenspan about the need for closer attention to activity in the financial markets kept open the possibility of additional rate hikes.

Municipal Bond Performance
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of August 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 96%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a good supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in refundings, as interest rates moved above last year's levels and removed much of the incentive for issuers to refund existing bonds. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have excellent access to the bond offerings that have the potential to add value for our shareholders.

A Balanced Portfolio: Enhanced Growth with Reduced Risk
If you are like most investors in the marketplace today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds had provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.

Nuveen Funds: An Answer to Your Investment Needs
In light of the recent shifts in the economic environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can accomplish this. By investing in other Nuveen funds, you can bring balance to your portfolio and provide proper exposure to the different types of investments needed to enhance your potential for success. In addition, if you are satisfied with the performance of your Nuveen Exchange-Traded Fund, your adviser can set up a reinvestment plan designed to purchase additional shares of that fund. For more information on all of Nuveen's funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to the new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 15, 1999


sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen California Exchange-Traded Funds
Portfolio Manager's Comments
Portfolio manager Bill Fitzgerald discusses the California municipal market, recent fund performance, and key investment strategies for the Nuveen California Exchange-Traded Funds. Bill, who has more than 10 years of experience as an investment professional at Nuveen, began his portfolio management responsibilities for the California funds with NCP and NCO in 1991, adding NQC in 1992, NUC in 1993, and NCA and NVC in 1998. In May 1999, Bill assumed responsibility for our newest California exchange-traded fund, the Nuveen California Dividend Advantage Municipal Fund (NAC).



What factors contributed to the performance of the California economy during the past 12 months?
Strength, diversification, and favorable prospects are three key phrases that have been used to describe the state of the California economy over the past year. Although the state's heavy reliance on exports to Asia caused some concern in the aftermath of 1998's global financial crisis, California's continued diversification into sectors such as services, motion pictures, telecommunications, and construction helped to balance out the state economy and minimize the impact of the decline in exports, which was felt mainly by the high-tech industries of the Silicon Valley. To avert situations like the statewide recession of the early 1990s, which was touched off by a downturn in the aerospace and defense industry, California has moved to strategically protect itself from financial declines by broadening its economic base beyond one dominant industry. Despite some layoffs attributable to the situation in Asia, job growth in California reached almost 4% in 1998. In August 1999, the state unemployment figure was 5.1%, down from 5.9% in August 1998 but higher than the national average of 4.2%. In recent years, state residents have seen personal income grow significantly, driven by gains in the equity and real estate markets, although per capita income now seems to have stabilized at 104% of the national average. In other recent economic news of note, the state's budget for 2000 was adopted on schedule for the first time in a number of years.


In recognition of the state's strong growth, diversifying economy, and manageable debt levels, Standard & Poor's Corporation (S&P) upgraded the rating on California's general obligation debt to AA- from A+ in August 1999. This put S&P in line with two other rating agencies, Moody's Investors Service, Inc. and Fitch IBCA, Inc., which had previously raised the state's credit rating to Aa3 and AA-, respectively. At a time when many hospitals and healthcare organizations across the United States are experiencing financial difficulties, the upgrade was especially important.


Over the past 12 months, what has municipal supply been like for California?
For the first eight months of 1999, new California municipal supply fell 18% from the levels recorded during the same period in 1998, compared with a 24% decline in national municipal supply. These numbers reflect the extremely tight supply at the beginning of 1999. Figures for the past six months (March-August
1999) show that issuance in the California municipal market actually increased 10%, bucking the national trend, where issuance has been virtually flat. The state also approved several significant bond authorizations that have not yet come to market, so expectations are for strong supply over the next several years. Demand for California paper from individual investors seeking relief from the state's high taxes has been exceptionally strong over the past year, especially for newly established funds, while good demand for individual bonds by institutional investors enabled us to sell selected bonds at attractive prices.


How did the Nuveen California Exchange-Traded Funds perform in this environment? For the 12 months ended August 31, 1999, the Nuveen California funds produced total returns on net asset value (NAV) ranging from -1.97% to -0.66%, providing taxable-equivalent total returns1 between 1.82% and 3.22% for shareholders in the combined 37.5% federal


1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the Fund's annualized total return and a combined federal and state income tax rate of 37.5%.

and state income tax bracket, as shown in the accompanying table. The annual total return for the Funds' benchmark, the Lehman Brothers California Tax-Exempt Bond Index(2), and the average return for the Funds' Lipper California Peer Group category(3) are also provided. In recognition of their risk-adjusted performance, all of the California funds shown in the accompanying table were awarded a Morningstar(4) rating of at least four stars, representing their overall rating among 194 funds as of August 31, 1999.



This report also includes an overview of the performance of our newest California fund, the Nuveen California Dividend Advantage Municipal Fund (NAC). For the period from inception in May 1999 through August 31, 1999, NAC posted a total return on NAV of -5.99%, equivalent to a taxable total return of -5.38%.

                                            Lehman        Lipper
                                        California    California    Morningstar
           Total Return on NAV      Total Return(2)    Average(3)      Rating(4)
--------------------------------------------------------------------------------
       1-Year Ended      Taxable-     1-Year Ended  1-Year Ended        Overall
            8/31/99  Equivalent(1)         8/31/99       8/31/99         Rating
--------------------------------------------------------------------------------
NCA          -1.13%          1.82%           0.39%        -1.73%              4
--------------------------------------------------------------------------------
NCP          -0.66%          3.22%           0.39%        -1.73%              5
--------------------------------------------------------------------------------
NCO          -1.97%          1.85%           0.39%        -1.73%              4
--------------------------------------------------------------------------------
NQC          -1.54%          2.14%           0.39%        -1.73%              4
--------------------------------------------------------------------------------
NVC          -1.20%          2.46%           0.39%        -1.73%              4
--------------------------------------------------------------------------------
NUC          -0.72%          2.97%           0.39%        -1.73%              5
--------------------------------------------------------------------------------

For additional information on your fund, see the individual Performance Overviews in this report.

The underperformance of the Funds' total returns on NAV relative to the Lehman California index can be attributed to their durations. As of August 31, 1999, the durations of all the California funds covered in this report were longer than the Lehman California index's 8.20. NCA, which is an unleveraged fund, had an average duration of 9.55, while the fund durations(5) of the older leveraged funds ranged from 9.98 to 11.50. The fund duration of NAC was 20.59, which is typical for a newly established exchange-traded fund. Over time, we will look for opportunities in the market to purchase bonds that can lower NAC's duration so that it is closer to 12.

Duration measures a bond fund's price volatility or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the fund's NAV more vulnerable to price declines. Between September 1, 1998, and August 31, 1999, the yield on the Bond Buyer Revenue Bond Index6 rose from 5.26% to 5.83%. This meant that funds with longer durations, like the funds in this report, were more likely to underperform the market, as represented by the unleveraged Lehman index.

The lengthening of the Funds' durations over the past year was caused by bond calls that removed shorter bonds from each fund. Proceeds from the called bonds were then reinvested in issues with longer durations, which provided incrementally more attractive yields. In addition to enhanced yields, the longer durations should help position the Funds to regain net asset value as the bond market recovers.

Over the past year, strong supply in the California municipal market led to the issuance of several new municipal bond funds by Nuveen and other fund companies. The availability of these new funds negatively impacted the market demand for older California funds such as the Nuveen Exchange-Traded Funds, especially since the Nuveen funds - with the exception of NCA - were trading at premiums to their net asset value. This resulted in declines in share price across the board. At the same time, the prevailing interest rate environment, which was generally higher than that of August 1998, led to a decline in the NAV of each fund. As a result of these factors, NCA saw its discount (share price below NAV) narrow, while the premiums (share price above NAV) on the remaining funds (excluding NAC) widened over the past 12 months.

                                               Premium/                Total Return
                      Market Yield            Discount(7)             on Share Price
-----------------------------------------------------------------------------------------
                              Taxable-                       1-Year Ended       Taxable-
                8/31/99   Equivalent(1)   8/31/98   8/31/99       8/31/99   Equivalent(1)
-----------------------------------------------------------------------------------------
NCA               5.38%           8.61%     -5.47%    -4.93%       -0.43%         2.69%
-----------------------------------------------------------------------------------------
NCP               5.88%           9.41%     12.64%    14.06%       -0.12%         3.31%
-----------------------------------------------------------------------------------------
NCO               6.01%           9.62%      6.95%    12.05%        2.10%         5.66%
-----------------------------------------------------------------------------------------
NQC               5.89%           9.42%      5.27%     9.15%        1.67%         5.15%
-----------------------------------------------------------------------------------------
NVC               5.90%           9.44%      4.56%     8.53%        2.15%         5.65%
-----------------------------------------------------------------------------------------
NUC               5.88%           9.41%      6.14%     8.80%        1.37%         4.84%
-----------------------------------------------------------------------------------------
NAC               5.76%           9.22%        NA     12.53%        0.96%*        1.54%*
-----------------------------------------------------------------------------------------

*Total return since inception (5/99).

How were the Funds' dividends affected?
During the past 12 months, good call protection - and, in the leveraged funds, the prudent use of leverage - helped support the dividends of NCA, NCO, NQC, NVC, and NUC and shield the income of these funds from erosion. As of August 31, 1999, these funds had



1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's current market yield and a combined federal and state income tax rate of 37.5%, while the taxable-equivalent total return is based on the annualized total return and the 37.5% tax rate.
2 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged index comprising a broad range of investment-grade California municipal bonds. The result for the index does not reflect any initial or ongoing expenses.
3 The Lipper California Peer Group return represents the average annualized return of the 17 funds in the Lipper California Municipal Debt Funds category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of August 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NCA received four, five, and four stars for the three-, five-, and 10-year periods, respectively. NCP and NUC received four stars for the three-year period and five stars for the five-year period. NVC received four stars for the three and five-year periods. NCO and NQC received three stars for the three-year period and four stars for the five-year period. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The funds were rated among 194 funds for the three-year period, 193 funds for the five-year period, and 30 funds for the 10-year period.
5 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. With the exception of NCA, which is an unleveraged fund, references to duration in this commentary are intended to indicate fund duration unless otherwise noted.
6 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.
7 A fund's premium or discount represents the percentage difference between the fund's share price and its NAV.

provided shareholders with steady dividends for periods ranging from 13 to 43 consecutive months. In fact, NUC has now produced steady or increasing dividends since its inception in November 1991. For NCP, however, the need to reinvest the proceeds from prepaid and matured high-yield bonds during the relatively lower interest rate period that prevailed during 1998 led to a dividend reduction in November 1998. Since this single dividend adjustment, NCP continued to provide an attractive market yield over the past 10 months.

Additionally, all of the leveraged California exchange-traded funds issue preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios, which can generate additional income for the portfolio but which may increase volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. While leveraged funds carry higher risk than non-leveraged funds, investors are compensated for this additional risk in the form of higher yields.

During the past year, the leverage ratios of NCP, NCO, NQC, NVC, and NUC fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for NVC and NUC in May and for NCP, NCO, and NQC in June. (NCA, which is unleveraged, was unaffected by this action.) Nuveen releveraged the funds both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

What key strategies were used to manage the Nuveen California funds during the past 12 months?
Over the past year, these funds were managed with the goal of enhancing dividend yields, especially in NCA, and maximizing distribution rates. To achieve this goal, our focus was on taking advantage of the present market environment to purchase well-structured bonds that could help us increase tax-exempt income and enhance the Funds' tax efficiency by offsetting potential capital gains with capital losses.

Overall, the Funds continued to offer excellent credit quality. At the end of August 1999, the portion of the Funds' assets invested in bonds rated AAA and AA ranged from 63% to 87%. For the majority of the Funds, this represented a sharp increase in the allocation in AAA bonds over August 1998 levels. Over the past year, as interest rates rose, we sold many of the A rated bonds that were in our portfolio last August. Our goal in selling these bonds was to take a defensive stance and to enhance the Funds' tax efficiency by offsetting potential capital gains with capital losses. The proceeds from the sold bonds were then reinvested in AAA bonds, which offer the benefit of greater liquidity. This allows the portfolios to take advantage of credit or structure opportunities when they become available.

With the exception of NVC and NUC, all of the funds also had substantial allocations of BBB and non-rated investment-grade bonds, ranging from 27% to 35%. These lower-rated bonds generally provided enhanced levels of yield, especially as credit spreads, which represent the difference between higher credit quality securities and those of lower credit quality, widened in recent months. In NAC, the investment guidelines also allow us to further exploit credit spread differentials by investing in non-investment grade bonds rated BB and B, although we have not yet added any of these bonds to the Fund. Nuveen's research expertise, along with our presence in the California market, means that shareholders can be assured that the creditworthiness of all issuers of BB and B bonds will be subjected to Nuveen's stringent standards before being included in the Fund's portfolio.

As credit spreads once again widened, lower-rated securities became more attractive on a risk-adjusted basis. Using the expertise of Nuveen Research, we took advantage of opportunities to investigate lower-rated issues as they came to market and were able to discover those bonds that offered adequate compensation for their risk levels. For example, in several of the California funds, we continued to add to our position in bonds that are secured by real estate investment trusts (REITs), most notably the BBB rated securities issued by the California Statewide Communities Development Authority for Irvine Apartment Communities. This planned community provides affordable housing built with tax-exempt financing and is backed by a successful real estate company.

In NAC, wider credit spreads also provided an opportunity for us to purchase another REIT-backed issue, as we added Baa1/BBB+ bonds issued by Archstone Properties. Both the Irvine Apartment and the Archstone bonds provide excellent examples of the types of purchases we made to support the Funds' dividends. The purchase of these bonds also enables us to participate in the opportunities we anticipate over the next few years in the multi-family housing sector. As California property values continue to improve, we expect that the quality ratings on these bonds should also improve, resulting in price appreciation.

We also continue to look for non-rated securities that we believe offer investment-grade quality. An example of this type of purchase is our investment in the Rio Bravo Fresno Project, a facility that converts waste materials to energy. The facility is already in operation, eliminating any construction risk. At a 6 3/8% yield, we considered this bond, with a maturity date of 2018, to be undervalued by the marketplace.

In the area of bond calls, NCA, which was assembled in October 1987 as the first of the Nuveen California Exchange-Traded Funds, currently offers good levels of call protection, with an average of approximately 5% of its portfolio subject to calls annually between now and 2004. This should provide additional protection for the Fund's dividend over this period. However, the five funds that were assembled between November 1989 and November 1991 are approaching the 10-year mark, the normal part of the bond market cycle when bond calls are more likely to occur. Between now and 2004, each of these funds will face scheduled bond calls affecting almost half their portfolios. For NCP and NCO, the greatest number of calls are scheduled for 2000, while NQC and NVC will face the majority of their calls in 2001. NUC is fairly well protected until 2002, when 25% of its portfolio will be subject to calls.

To minimize the effect of these calls, we are already at work on strategies for managing through this period. Currently, the majority of the bonds held by these funds are providing very high levels of yield, and we plan to hold these bonds for as long as possible to maximize income. We refer to these bonds as "museum pieces" based on their high yields and good quality, which place them at a premium in today's market. Approximately six months before their call dates, we will look for suitable replacements, i.e., undervalued bonds that have the potential to support the Funds' dividends and enhance portfolio structure. This will enable us to continue providing the highest possible level of dividends for our shareholders.

What is Nuveen's outlook for the California funds?
In the months ahead, we plan to take advantage of the higher yields currently available in the California municipal market to enhance our portfolio holdings. From a sector perspective, we remain interested in participating in California's strong and stable real estate market by investing in bonds issued by the California Housing Finance Agency, a state agency that offers low interest loans to families making their first home purchase. We will also continue to work on strategies designed to minimize the impact of bond calls over the next three years.

The ability to implement strategies with the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the California municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

Nuveen California Municipal Value Fund, Inc.
Performance Overview
As of August 31, 1999

NCA



Portfolio Statistics

Inception Date                               10/87
--------------------------------------------------
Share Price                                 $9 1/4
--------------------------------------------------
Net Asset Value                              $9.73
--------------------------------------------------
Market Yield                                 5.38%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.80%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              8.61%
--------------------------------------------------
Fund Net Assets ($000)                    $245,456
--------------------------------------------------
Average Effective Maturity (Years)           19.31
--------------------------------------------------
Average Duration                              9.55
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -0.43%        -1.13%
--------------------------------------------------
5-Year                         2.81%         5.41%
--------------------------------------------------
10-Year                        5.35%         6.23%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         2.69%         1.82%
--------------------------------------------------
5-Year                         6.35%         8.94%
--------------------------------------------------
10-Year                        9.05%         9.99%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         28%
--------------------------------------------------
U.S. Guaranteed                                22%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Housing/Single Family                           8%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)

9/98                    0.0415
10/98                   0.0415
11/98                   0.0415
12/98                   0.0415
1/99                    0.0415
2/99                    0.0415
3/99                    0.0415
4/99                    0.0415
5/99                    0.0415
6/99                    0.0415
7/99                    0.0415
8/99                    0.0415


Line Chart:
Share Price Performance
9/4/98                  9.875
                        9.75
                        9.875
                        9.938
                        10.313
                        9.875
                        10.125
                        10.13
                        10.38
                        10.25
                        10.06
                        10.13
                        10.5
                        10.31
                        10.25
                        10.25
                        9.88
                        9.81
                        9.69
                        9.63
                        10
                        9.88
                        10.06
                        10
                        9.94
                        9.88
                        9.88
                        9.94
                        10
                        9.94
                        10.13
                        10.06
                        10
                        9.5
                        9.44
                        9.44
                        9.38
                        9.38
                        9.69
                        9.75
                        9.81
                        9.81
                        9.69
                        9.81
                        9.69
                        9.75
                        8.94
                        9.13
8/31/99                 9.25

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0486 per share.

Nuveen California Performance Plus Municipal Fund, Inc.
Performance Overview
As of August 31, 1999

NCP

Portfolio Statistics

Inception Date                               11/89
--------------------------------------------------
Share Price                              $16 15/16
--------------------------------------------------
Net Asset Value                             $14.85
--------------------------------------------------
Market Yield                                 5.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.52%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              9.41%
--------------------------------------------------
Fund Net Assets ($000)                    $295,328
--------------------------------------------------
Average Effective Maturity (Years)           15.48
--------------------------------------------------
Leverage-Adjusted Duration                   10.23
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -0.12%        -0.66%
--------------------------------------------------
5-Year                         9.22%         6.39%
--------------------------------------------------
Since Inception                8.00%         7.55%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         3.31%         3.22%
--------------------------------------------------
5-Year                        13.17%        10.47%
--------------------------------------------------
Since Inception               11.97%        11.69%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                31%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
9/98                    0.086
10/98                   0.086
11/98                   0.083
12/98                   0.083
1/99                    0.083
2/99                    0.083
3/99                    0.083
4/99                    0.083
5/99                    0.083
6/99                    0.083
7/99                    0.083
8/99                    0.083

Line Chart:
Share Price Performance
9/4/98                  17.688
                        17.938
                        18.125
                        18.188
                        18.25
                        18.438
                        18.688
                        18.38
                        18.38
                        18.38
                        18.38
                        18.31
                        18.63
                        18.5
                        18.56
                        18.63
                        18.19
                        17.69
                        17.31
                        17.19
                        17.56
                        17.31
                        17.44
                        17.31
                        17.5
                        17.63
                        17.63
                        17.81
                        17.94
                        17.5
                        17.69
                        17.56
                        17.56
                        17.13
                        16.69
                        16.56
                        16.69
                        16.69
                        16.88
                        16.81
                        17.06
                        17.06
                        17.06
                        17.13
                        17.13
                        17.31
                        16.88
                        16.88
8/31/99                 16.9375

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0477 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.
Performance Overview
As of August 31, 1999

NCO

Portfolio Statistics

Inception Date                                5/90
--------------------------------------------------
Share Price                                $16 7/8
--------------------------------------------------
Net Asset Value                             $15.06
--------------------------------------------------
Market Yield                                 6.01%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              9.62%
--------------------------------------------------
Fund Net Assets ($000)                    $188,856
--------------------------------------------------
Average Effective Maturity (Years)           16.59
--------------------------------------------------
Leverage-Adjusted Duration                   11.50
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         2.10%        -1.97%
--------------------------------------------------
5-Year                         8.63%         6.48%
--------------------------------------------------
Since Inception                7.99%         7.66%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.66%         1.85%
--------------------------------------------------
5-Year                        12.57%        10.48%
--------------------------------------------------
Since Inception               11.91%        11.73%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                30%
--------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
9/98                    0.0845
10/98                   0.0845
11/98                   0.0845
12/98                   0.0845
1/99                    0.0845
2/99                    0.0845
3/99                    0.0845
4/99                    0.0845
5/99                    0.0845
6/99                    0.0845
7/99                    0.0845
8/99                    0.0845

Line Chart:
Share Price Performance
9/4/98                  17.5
                        17.625
                        17.563
                        18
                        18.313
                        18.438
                        18.5
                        17.94
                        18
                        18.13
                        17.88
                        17.75
                        18.13
                        18.25
                        17.63
                        17.75
                        17.88
                        17.63
                        17.38
                        17.44
                        17.69
                        17.44
                        17.63
                        17.56
                        17.75
                        18.13
                        18.13
                        18.19
                        18.19
                        17.94
                        18.06
                        17.94
                        17.5
                        17.06
                        16.75
                        16.63
                        16.81
                        16.56
                        17.13
                        17.19
                        17.38
                        17.44
                        17.38
                        17.38
                        17.38
                        17.5
                        17.19
                        16.94
8/31/99                 16.875

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.1176 per share.

Nuveen California Investment Quality Municipal Fund, Inc.
Performance Overview
As of August 31, 1999

NQC


Portfolio Statistics

Inception Date                               11/90
--------------------------------------------------
Share Price                               $16 3/16
--------------------------------------------------
Net Asset Value                             $14.83
--------------------------------------------------
Market Yield                                 5.89%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.54%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              9.42%
--------------------------------------------------
Fund Net Assets ($000)                    $310,360
--------------------------------------------------
Average Effective Maturity (Years)           14.90
--------------------------------------------------
Leverage-Adjusted Duration                    9.98
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         1.67%        -1.54%
--------------------------------------------------
5-Year                         7.35%         6.12%
--------------------------------------------------
Since Inception                7.48%         7.44%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.15%         2.14%
--------------------------------------------------
5-Year                        11.23%        10.09%
--------------------------------------------------
Since Inception               11.41%        11.50%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                35%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Housing/Multifamily                             6%
--------------------------------------------------

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
9/98                    0.0795
10/98                   0.0795
11/98                   0.0795
12/98                   0.0795
1/99                    0.0795
2/99                    0.0795
3/99                    0.0795
4/99                    0.0795
5/99                    0.0795
6/99                    0.0795
7/99                    0.0795
8/99                    0.0795

Line Chart:
Share Price Performance
9/4/98                  17
                        17.125
                        17.25
                        17.438
                        17.75
                        17.625
                        17.625
                        17.63
                        17.69
                        17.75
                        17.75
                        17.44
                        17.88
                        17.75
                        17.69
                        17.81
                        17.63
                        17.06
                        16.63
                        16.56
                        16.81
                        16.75
                        16.81
                        16.94
                        16.69
                        17.13
                        17.19
                        17.13
                        16.94
                        16.81
                        16.75
                        16.88
                        16.63
                        16.25
                        15.88
                        15.81
                        16.19
                        16.06
                        16.44
                        16.31
                        16.44
                        16.44
                        16.5
                        16.69
                        16.94
                        16.31
                        16.19
                        16.13
8/31/99                 16.1875

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0288 per share.

Nuveen California Select Quality Municipal Fund, Inc.
Performance Overview
As of August 31, 1999

NVC

Portfolio Statistics

Inception Date                                5/91
--------------------------------------------------
Share Price                               $16 1/16
--------------------------------------------------
Net Asset Value Per Share                   $14.80
--------------------------------------------------
Market Yield                                 5.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              9.44%
--------------------------------------------------
Fund Net Assets ($000)                    $529,344
--------------------------------------------------
Average Effective Maturity (Years)           15.77
--------------------------------------------------
Leverage-Adjusted Duration                   10.07
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         2.15%        -1.20%
--------------------------------------------------
5-Year                         9.14%         6.72%
--------------------------------------------------
Since Inception                7.65%         7.52%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.65%         2.46%
--------------------------------------------------
5-Year                        13.06%        10.65%
--------------------------------------------------
Since Inception               11.53%        11.45%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                37%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------
Housing/Single Family                           8%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
9/98                    0.079
10/98                   0.079
11/98                   0.079
12/98                   0.079
1/99                    0.079
2/99                    0.079
3/99                    0.079
4/99                    0.079
5/99                    0.079
6/99                    0.079
7/99                    0.079
8/99                    0.079

Line Chart:
Share Price Performance
9/4/98                  16.688
                        17
                        16.813
                        17
                        17.313
                        17.5
                        17.313
                        17.31
                        17.06
                        17.44
                        16.88
                        16.88
                        17.25
                        17.25
                        17.19
                        17.19
                        17.5
                        16.63
                        16.25
                        16.25
                        16.5
                        16.5
                        16.56
                        16.69
                        16.88
                        17
                        17.06
                        17.19
                        17
                        16.63
                        16.63
                        16.69
                        16.31
                        15.75
                        15.63
                        15.75
                        16
                        15.63
                        16.31
                        16.31
                        16.31
                        16.31
                        16.44
                        16.56
                        16.5
                        16.44
                        16
                        16.13
8/31/99                 16.0625
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.1071 per share.

Nuveen California Quality Income Municipal Fund, Inc.
Performance Overview
As of August 31, 1999

NUC


Portfolio Statistics

Inception Date                               11/91
--------------------------------------------------
Share Price                                $16 5/8
--------------------------------------------------
Net Asset Value                             $15.28
--------------------------------------------------
Market Yield                                 5.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.52%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              9.41%
--------------------------------------------------
Fund Net Assets ($000)                    $516,062
--------------------------------------------------
Average Effective Maturity (Years)           14.06
--------------------------------------------------
Leverage-Adjusted Duration                   10.05
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         1.37%        -0.72%
--------------------------------------------------
5-Year                        10.14%         7.33%
--------------------------------------------------
Since Inception                7.84%         7.59%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         4.84%         2.97%
--------------------------------------------------
5-Year                        14.06%        11.22%
--------------------------------------------------
Since Inception               11.67%        11.43%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                45%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------
Utilities                                       5%
--------------------------------------------------
Healthcare                                      5%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
9/98                    0.0815
10/98                   0.0815
11/98                   0.0815
12/98                   0.0815
1/99                    0.0815
2/99                    0.0815
3/99                    0.0815
4/99                    0.0815
5/99                    0.0815
6/99                    0.0815
7/99                    0.0815
8/99                    0.0815

Line Chart:
Share Price Performance

9/4/98                  17.375
                        17.25
                        17.188
                        17.5
                        17.875
                        18.188
                        18
                        18
                        17.94
                        17.75
                        17.56
                        17.38
                        18
                        17.94
                        17.94
                        17.94
                        17.81
                        16.94
                        17
                        16.69
                        17.06
                        17.06
                        17.19
                        17.31
                        17.63
                        17.75
                        17.75
                        17.81
                        17.63
                        17.5
                        17.63
                        17.5
                        17.13
                        16.25
                        16.19
                        16.38
                        16.56
                        16.25
                        16.81
                        16.63
                        16.88
                        16.75
                        16.81
                        17
                        16.75
                        16.94
                        16.63
                        16.69
8/31/99                 16.625
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.018 per share.

Nuveen California Dividend Advantage Municipal Fund
Performance Overview
As of August 31, 1999

NAC


Portfolio Statistics
Inception Date                                5/99
--------------------------------------------------
Share Price                                    $15
--------------------------------------------------
Net Asset Value                             $13.33
--------------------------------------------------
Market Yield                                 5.76%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.35%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              9.22%
--------------------------------------------------
Fund Net Assets ($000)                    $486,367
--------------------------------------------------
Average Effective Maturity (Years)           27.05
--------------------------------------------------
Leverage-Adjusted Duration                   20.59
--------------------------------------------------

Total Return
                      On Share Price        On NAV
--------------------------------------------------
Since Inception                0.96%        -5.99%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
Since Inception                1.54%        -5.38%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         26%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------


Bar Chart:
1999 Monthly Tax-Free Dividends Per Share
7/99                    0.072
8/99                    0.072

Line Chart:
Share Price Performance

5/28/99                 15.1875
                        15.125
                        15.0625
                        15.13
                        15.06
                        15.13
                        15.06
                        15.06
                        15
                        15.06
                        15
                        15
                        15.03
8/31/99                 15

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Report of Independent Auditors


The Board of Directors/Trustees and Shareholders
Nuveen California Municipal Value Fund, Inc.
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen California Municipal Market Opportunity Fund, Inc.
Nuveen California Investment Quality Municipal Fund, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen California Quality Income Municipal Fund, Inc.
Nuveen California Dividend Advantage Municipal Fund


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., and Nuveen California Dividend Advantage Municipal Fund as of August 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., and Nuveen California Dividend Advantage Municipal Fund at August 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Chicago, Illinois
October 15, 1999

                            Portfolio of Investments
                            Nuveen California Municipal Value Fund, Inc. (NCA)
                            August 31, 1999
    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.4%
$   1,835,000   ABAG Finance Authority for Nonprofit Corporations (California),          7/01 at 102            Aa2      $1,950,899
                 1991 Certificates of Participation (United Way of Santa Clara
                 County Project), 7.200%, 7/01/11

    1,500,000   Certificates of Participation, California Statewide Community           12/06 at 105            N/R       1,586,370
                 Development Authority, San Diego Space and Science Foundation,
                 Series 1996, 7.500%, 12/01/26


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 3.5%

    1,000,000   City of Arcadia, California, Hospital Revenue Bonds, (Methodist         11/02 at 102              A       1,051,010
                 Hospital of Southern California), Series 1992, 6.500%, 11/15/12

    2,500,000   City of Modesto, Insured Health Facility Revenue Bonds                   6/07 at 102            AAA       2,376,950
                 (Memorial Hospital Association), Series 1997B, 5.250%, 6/01/21

    2,370,000   City of Pasadena, Insured Health Facilities Revenue Bonds (Pacific      12/99 at 100            AA-       2,372,015
                 Clinics), Series 1988A, 8.200%, 6/01/18

    1,265,000   San Benito Hospital District, Insured Health Facility Revenue           12/01 at 102            AA-       1,363,746
                 Bonds, Series 1991A, 6.750%, 12/01/21

    1,440,000   City of Stockton, California, Health Facility Revenue Bonds,            12/07 at 102           BBB+       1,421,568
                 Dameron Hospital Association, 1997 Series A, 5.300%, 12/01/08


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.3%

    3,850,000   California Statewide Communities Development Authority,                  7/09 at 102            N/R       3,714,326
                 Multifamily Housing Revenue Bonds (Harbor City Lights Project),
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

    5,000,000   California Statewide Communities Development Authority,                 No Opt. Call           BBB+       4,947,900
                 Multifamily Housing Refunding Bonds (Archstone Pelican Point
                 Apartments), Issue 1999H, Archstone Communities Trust,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

      510,000   County of Riverside (California), Mobile Home Park Revenue Bonds         3/09 at 102            N/R         486,362
                 (Bravo Mobile Home Park Project), Series 1999B, 6.500%, 3/20/29

    1,440,000   San Dimas Housing Authority, Mobile Home Park Revenue Bonds              7/08 at 102            N/R       1,354,709
                 (Charter Oak Mobile Home Estates Acquisition Project),
                 Series 1998A, 5.700%, 7/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.1%

    3,190,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/07 at 102            AAA       3,136,344
                  1997 Series H, 5.500%, 8/01/17

    2,765,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/05 at 102            AAA       2,829,231
                 1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)

    3,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/05 at 102            AAA       3,083,430
                 1995 Series J, 6.000%, 8/01/17

    1,425,000   California Housing Finance Agency, Single Family Mortgage            8/07 at 101 1/2            AAA       1,371,064
                 Bonds II, 1997 Series C-2, 5.650%, 2/01/25
                 (Alternative Minimum Tax)

    2,200,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/06 at 102            AAA       2,253,746
                  1995 Series M, 6.050%, 8/01/15 (Alternative Minimum Tax)

      515,000   California Rural Home Mortgage Finance Authority, Single                No Opt. Call            Aaa         563,910
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1993 Issue A Series 2, 7.950%, 12/01/24
                 (Alternative Minimum Tax)

    2,600,000   California Rural Home Mortgage Finance Authority, Single                No Opt. Call            AAA       2,831,088
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1997 Series D, 6.700%, 5/01/29 (Alternative Minimum Tax)

    2,225,000   California Rural Home Mortgage Finance Authority, Single Family         No Opt. Call            AAA       2,335,716
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1998 Series A, 6.350%, 12/01/29 (Alternative Minimum Tax)

    1,460,000   Southern California Home Financing Authority, Single Family             No Opt. Call            AAA       1,535,832
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1988 Issue A, 8.125%, 2/01/21 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.8%

$   2,720,000   Revenue Refunding Certificates of Participation (American Baptist       10/07 at 102            BBB      $2,573,746
                 Homes of the West Facilities Project), Series 1997A,
                 5.750%, 10/01/17

    2,000,000   Riverside County (California), Public Financing Authority,               5/09 at 101           BBB-       1,891,700
                 Certificates of Participation, Air Force Village West, Inc,
                 5.750%, 5/15/19


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.5%

    1,885,000   State of California, Various Purpose General Obligation                 No Opt. Call            AA-       2,182,114
                 Bonds, 7.000%, 8/01/08

   13,000,000   State of California, Various Purpose General Obligation                  8/09 at 101            AAA      11,760,320
                 Bonds, 5.000%, 8/01/29

                City of Industry, California, General Obligation Bonds, Issue of 1995:
    1,160,000    5.800%, 7/01/19                                                     7/05 at 101 3/4            AAA       1,189,220
    1,235,000    5.875%, 7/01/24                                                     7/05 at 102 3/8            AAA       1,270,667

    2,000,000   Lucia Mar Unified School District, San Luis Obispo County, California,   8/07 at 102            AAA       1,954,920
                  Election 1997 General Obligation Bonds, Series A, 5.400%, 8/01/22

    2,325,000   Temecula Valley Unified School District, County of Riverside,            9/06 at 102            AAA       2,387,566
                 California, 1990 General Obligation Bonds, Series F,
                 6.000%, 9/01/20


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 28.0%

    2,895,000   Certificates of Participation (1991 Financing Project), County of        9/06 at 102            AAA       2,983,153
                 Alameda, California, Alameda County Public Facilities
                 Corporation, 6.000%, 9/01/21

    4,500,000   Bonita Canyon Public Facilities Financing Authority (California),        9/99 at 103            N/R       4,022,460
                 Community Facilities District No. 98-1, Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

    9,000,000   State Public Works Board of the State of California, Lease Revenue       1/06 at 100            AAA       8,604,540
                 Bonds (Department of Corrections), 1996 Series A (California
                 Substance Abuse Treatment Facility and State Prison at Corcoran
                 (Corcoran II)), 5.250%, 1/01/21

    6,000,000   Community Facilities District No. 98-2 of the Capistrano,                9/09 at 102            N/R       5,661,420
                 Unified School District (Ladera), California, Series 1999,
                 Special Tax Bonds, 5.750%, 9/01/29

    3,995,000   Chino Unified School District, Certificates of Participation             9/05 at 102            AAA       4,098,191
                 (1995 Master Lease Program), 6.000%, 9/01/20

    2,800,000   Community Development Commission of the City of Commerce,                8/07 at 102            N/R       2,726,668
                 Redevelopment Project No. 1, Subordinate Lien Tax Allocation
                 Refunding Bonds, Series 1997B, 6.000%, 8/01/21

    2,000,000   Redevelopment Agency of the City of Duarte, Amended Davis                9/07 at 102            N/R       2,064,680
                 Addition Project Area, 1997 Tax Allocation Refunding Bonds,
                 6.700%, 9/01/14

      915,000   Inglewood Public Finance Authority, 1992 Revenue Bonds,                  5/02 at 102            BBB         986,489
                 Series B (In-Town, Manchester-Prairie and North Inglewood
                 Industrial Park Redevelopment Project-Redevelopment Loans),
                 7.000%, 5/01/22

    2,000,000   Los Angeles Convention and Exhibition Center Authority, Lease            8/03 at 102            AAA       1,884,360
                 Revenue Bonds, 1993 Refunding Series A, The City of
                 Los Angeles (California), 5.125%, 8/15/21

    1,000,000   Los Angeles County Metropolitan Transportation Authority                 7/05 at 102            AAA       1,000,860
                 (California), Proposition C Sales Tax Revenue Bonds, Second
                 Senior Bonds, Series 1995-A, 5.500%, 7/01/17

    4,735,000   City of Milpitas, Limited Obligation Improvement Bonds,                  9/99 at 103            N/R       4,570,364
                 Local Improvement District No. 20, 1998 Series A (Santa Clara
                 County, California), 5.650%, 9/02/13

    3,300,000   Orange County Development Agency, Santa Ana Heights Project Area,        9/03 at 102            BBB       3,331,251
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

    5,000,000   Palm Desert Financing Authority, California, Tax Allocation Refunding    4/02 at 100            AAA       5,010,750
                 Revenue Bonds (Project Area No. 1, As Amended),
                 Series 1997, 5.625%, 4/01/23

    1,000,000   Riverside County Public Financing Authority, 1997 Lease Revenue         10/07 at 102            AAA         970,370
                 Bonds (State of California Court of Appeal Fourth Appellate
                 District, Division Two Project), 5.375%, 10/01/22

    1,500,000   Sacramento Area Flood Control Agency (California), North Area           10/05 at 102            AAA       1,446,960
                 Local Project, Capital Assessment District No. 2 Bonds,
                 Series 1995, 5.375%, 10/01/25

    5,000,000   Salida Area Public Facilities Financing Agency (Stanislaus County,       9/07 at 102            AAA       4,719,750
                 California), Community Facilities District No. 1988-1, Special Tax
                 Bonds, Series 1997, 5.250%, 9/01/28

    8,000,000   Redevelopment Agency of the City of San Jose, Merged Area                2/04 at 102            AAA       7,389,280
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 5.000%, 8/01/20

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   1,700,000   Shafter Joint Powers Financing Authority, Lease Revenue Bonds,           1/07 at 101             A2      $1,771,655
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 5.950%, 1/01/11

                City of Stockton, Mello-Roos Revenue Bonds, Series 1997A,
                Community Facilities District No. 90-2 (Brookside Estates):
    1,000,000    5.850%, 8/01/09                                                         8/05 at 102            N/R       1,006,110
    1,000,000    6.200%, 8/01/15                                                         8/05 at 102            N/R       1,005,830

    2,570,000   Vista Joint Powers Financing Authority, Special Tax Lease Revenue        9/05 at 102            N/R       2,496,138
                 Refunding Bonds, 1997 Series A (California), 5.875%, 9/01/20

    1,000,000   Vista Joint Powers Financing Authority, Special Tax Lease Revenue        1/00 at 100            N/R         950,470
                 Refunding Bonds, 1997 Series B (California), 5.500%, 9/01/20


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 10.2%

   20,000,000   Foothill/Eastern Transportation Corridor Agency (California),            1/14 at 101           BBB-      10,594,200
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/27

    3,000,000   Port Of Oakland, California, Revenue Bonds, 1997 Series G,              11/07 at 102            AAA       2,877,840
                 5.375%, 11/01/25 (Alternative Minimum Tax)

    5,490,000   Airports Commission, City and County of San Francisco, California,       5/06 at 102            AAA       5,428,567
                 San Francisco International Airport, Second Series Revenue
                 Bonds, Issue 10, 5.625%, 5/01/21 (Alternative Minimum Tax)

    5,925,000   Airports Commission, City and County of San Francisco, California,       5/05 at 101            AAA       6,121,651
                 San Francisco International Airport, Second Series Revenue
                 Bonds, Issue 11 (Noise Insulation Program), 6.200%, 5/01/19
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 21.5%

    1,000,000   California Health Facilities Financing Authority, Health Facility        5/00 at 102            Aaa       1,044,390
                 Revenue Bonds (Health Dimensions, Incorporated), 1990 Series A,
                 7.375%, 5/01/07 (Pre-refunded to 5/01/00)

    1,500,000   California Health Facilities Financing Authority, Health Facility        7/01 at 102         AA-***       1,608,105
                 Revenue Bonds (St. Joseph Health System), 1991 A,
                 7.000%, 7/01/10 (Pre-refunded to 7/01/01)

    5,000,000   California Statewide Communities Development Authority,                  4/03 at 102         N/R***       5,381,600
                 Series A, Certificates of Participation, Pacific Homes,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

                Trust Certificates, Trustees of the California State University to the
                California State University Institute:
    1,405,000    7.000%, 6/01/07 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA       1,486,785
    1,725,000    7.200%, 6/01/10 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA       1,829,587

    2,750,000   Campbell Union School District, Santa Clara County, California,          8/04 at 102            AAA       3,038,283
                 1994 General Obligation Bonds, Series A, 6.250%, 8/01/19
                 (Pre-refunded to 8/01/04)

    2,065,000   County of Contra Costa, California, 1988 Home Mortgage Revenue          No Opt. Call            AAA       2,690,406
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

    1,470,000   El Paso de Robles Redevelopment Agency (Paso Robles                      7/00 at 102         N/R***       1,542,162
                 Redevelopment Project), 1991 Tax Allocation Bonds (Bank
                 Qualified) 7.250%, 7/01/21 (Pre-refunded to 7/01/00)

      905,000   Inglewood Public Finance Authority, 1992 Revenue Bonds,                  5/02 at 102          A-***         976,423
                 Series C (In-Town, Manchester and North Inglewood Industrial
                 Park-Redevelopment Projects-Housing Set-Aside Loans),
                 7.000%, 5/01/22 (Pre-refunded to 5/01/02)

    2,500,000   The Community Redevelopment Agency of the City of                        7/00 at 100         BBB***       2,524,950
                 Los Angeles, California, Central Business District
                 Redevelopment Project, Tax Allocation Refunding Bonds, Series G,
                 6.750%, 7/01/10

    8,515,000   Los Angeles Convention and Exhibition Center Authority, California,     12/05 at 100            AAA      10,626,124
                 Certificates of Participation, Series 1985, 9.000%, 12/01/20
                 (Pre-refunded to 12/01/05)

    1,000,000   Los Angeles County Metropolitan Transportation Authority                 7/06 at 101            AAA       1,082,900
                 (California), Sales Tax Revenue Refunding Bonds, Proposition A-
                 2nd Tier, Series 1996, 5.750%, 7/01/18 (Pre-refunded to 7/01/06)

    4,000,000   Modesto Irrigation District Financing Authority, Domestic Water          9/05 at 102            AAA       4,353,640
                 Project Revenue Bonds, Series 1995C, 5.750%, 9/01/22
                 (Pre-refunded to 9/01/05)

    8,565,000   City of Palmdale, California, Single Family Mortgage Revenue            No Opt. Call            AAA       3,219,584
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1988A, 0.000%, 3/01/17

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  20,415,000   County of San Bernardino, California, Single Family Mortgage            No Opt. Call            Aaa      $5,708,442
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1988 Series A, 0.000%, 9/01/21 (Alternative Minimum Tax)

    5,050,000   The Regents of the University of California, Refunding Revenue           9/02 at 102            AAA       5,545,102
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 4.0%

    3,000,000   California Statewide Communities Development Authority,                 12/04 at 102            N/R       2,916,960
                 Certificates of Participation (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

    1,100,000   Department of Water and Power of the City of Los Angeles                 5/00 at 102            Aa3       1,145,771
                 (California), Electric Plant Revenue Bonds, Issue of 1990,
                 7.125%, 5/15/30

    3,000,000   Merced Irrigation District (California), 1998 Revenue Certificates       3/03 at 102            N/R       2,913,270
                 of Participation (1998 Electric System Project), 6.300%, 3/01/19

    3,000,000   Southern California Public Power Authority, Transmission Project         7/03 at 100            AAA       2,760,360
                 Revenue Bonds, 1993 Subordinate Refunding Series (Southern
                 Transmission Project), 5.000%, 7/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 7.2%

    2,015,000   Azusa Public Financing Authority (California), Revenue Bonds,            7/03 at 102            AAA       1,850,636
                 Series 1993A (City of Azusa Water System Acquisition Project),
                 5.000%, 7/01/23

    5,000,000   Castaic Lake Water Agency (California), Refunding Revenue,               8/04 at 102            AAA       5,234,600
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 6.300%, 8/01/20

    2,000,000   Contra Costa Water Authority (Contra Costa County, California),         10/02 at 102            AAA       2,009,940
                 Water Treatment Revenue Refunding Bonds, 1993 Series A,
                 5.750%, 10/01/20

    7,750,000   Sacramento County Sanitation Districts Financing Authority,             12/03 at 102             AA       6,774,430
                 1993 Revenue Bonds, 4.750%, 12/01/23

    1,925,000   San Jacinto Financing Authority, Revenue Bonds (California),             4/07 at 102            AAA       1,923,764
                 Series 1997 (Water Improvement Project), 5.500%, 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
$ 270,395,000   Total Investments - (cost $234,019,486) - 98.5%                                                         241,688,690
=============
                Other Assets Less Liabilities - 1.5%                                                                      3,767,222
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $245,455,912
                ===================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                            August 31, 1999
    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 0.8%

$   1,500,000   California Educational Facilities Authority, Revenue Bonds (University  10/06 at 102            AAA      $1,540,575
                 of San Francisco), Series 1996, 6.000%, 10/01/26

    1,000,000   State Public Works Board of California, Lease Revenue Bonds             10/07 at 102             A+         959,840
                 (Various California State University Project), 1997 Series C,
                 5.400%, 10/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 3.2%

    2,780,000   California Health Facilities Financing Authority, Insured Health         5/03 at 102            N/R       2,835,127
                 Facility Revenue Refunding Bonds, (Valley Memorial Hospital),
                 1993A, 6.000%, 5/01/17

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
    2,500,000    5.250%, 2/01/13                                                         2/03 at 102           Baa1       2,369,325
    4,720,000    5.000%, 2/01/23                                                         2/03 at 100           Baa1       4,098,140


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.2%

                California Statewide Communities Development Authority,
                Apartment Development Revenue Refunding Bonds (Irvine Apartment
                Communities, L.P.), Series 1998A:
    1,500,000    5.250%, 5/15/25 (Mandatory put 5/15/13)                                 7/08 at 101            BBB       1,443,150
    9,000,000    5.100%, 5/15/25 (Mandatory put 5/15/10)                                 7/08 at 101            BBB       8,640,360
    5,000,000    4.900%, 5/15/25 (Mandatory put 5/15/08)                                 7/08 at 101            BBB       4,817,700

    3,915,000   The City of Los Angeles Multifamily Housing Revenue Bonds                3/07 at 102            AAA       4,019,570
                 (GNMA Collateralized--Ridgecroft Apartments Project),
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

    2,285,000   Community Development Commission of the County of Los Angeles,           5/03 at 100            Aaa       2,340,708
                 Mortgage Revenue Refunding Bonds, Series 1993, FHA-Insured
                 Mortgage Loans - Los Tomas Apartments, Section 8 Assisted Project,
                 6.500%, 7/15/23


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.5%

    3,240,000   California Housing Finance Agency, Home Mortgage Revenue                 2/00 at 102             Aa       3,321,194
                 Bonds, 1990 Series A, 7.700%, 8/01/30 (Alternative Minimum Tax)

    2,230,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/05 at 102            Aa2       2,332,000
                 1995 Series B, 7.125%, 2/01/26 (Alternative Minimum Tax)

    1,665,000   Southern California Home Financing Authority, Single Family             10/00 at 102            AAA       1,719,129
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1990 Issue A, 7.625%, 10/01/23 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.9%

                State of California, Various Purpose General Obligation Bonds:
    4,000,000    5.000%, 8/01/24                                                         8/09 at 101            AAA       3,651,960
    1,500,000    5.000%, 8/01/29                                                         8/09 at 101            AAA       1,356,960

    5,500,000   Hawthorne School District (Los Angeles County, California),             11/08 at 102            AAA       5,467,825
                 General Obligation Bonds, 1997 Election, Series A, 5.500%, 5/01/22

    1,000,000   Pomona Unified School District, General Obligation Refunding Bonds,      8/11 at 103            AAA       1,079,840
                 Series 1997-A, 6.150%, 8/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 19.1%

    1,000,000   Certificates of Participation (Town Center Project), Town of             9/05 at 102              A       1,051,730
                 Apple Valley (San Bernardino County, California), 6.375%, 9/01/15

    1,850,000   City of Coalinga, California, Certificates of Participation              4/00 at 102           BBB+       1,913,159
                 (1989 Coalinga Return to Custody Facility), 7.000%, 4/01/10

    2,000,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,               9/03 at 102            BBB       2,107,180
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

    3,000,000   Folsom Public Financing Authority (Sacramento County, California),      10/00 at 102           BBB+       3,115,200
                 1990 Local Agency Revenue Bonds, Series A, 7.250%, 10/01/10

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   3,000,000   Fontana Public Financing Authority (San Bernardino County,               9/00 at 102            BBB      $3,107,700
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

    2,500,000   Fruitvale School District, Certificates of Participation                 6/00 at 102            Baa       2,616,875
                 (1990 Improvement Project), 7.875%, 6/01/04

    3,500,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows Mobile           3/08 at 102            N/R       3,371,305
                 Home Park Project), Series 1998A (California), 5.700%, 3/01/28

    5,000,000   Los Angeles County Metropolitan Transportation Authority                 7/03 at 100            AAA       4,621,350
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.000%, 7/01/21

                Certificates of Participation (Western Nevada County Solid Waste
                Management System-1991 Project), County of Nevada, California:
    2,445,000    7.250%, 6/01/08                                                         6/01 at 102             BB       2,521,260
    2,500,000    7.500%, 6/01/21                                                         6/01 at 102             BB       2,588,625

    8,800,000   County of Orange, California, 1996 Recovery Certificates of              7/06 at 102            AAA       9,032,584
                 Participation, Series A, 6.000%, 7/01/26

    2,780,000   Pleasanton Joint Powers Financing Authority, Reassessment Revenue        9/03 at 102           Baa1       2,916,025
                 Bonds, 1993 Series A, 6.000%, 9/02/05

    1,000,000   Redevelopment Agency of the City of Pomona, Holt Avenue/Indian           6/02 at 102            N/R         960,450
                 Hill Redevelopment Project, 1997 Tax Allocation Refunding Bonds,
                 Series S, 5.750%, 6/01/16

    2,905,000   Redevelopment Agency of the City of San Jose (California), Merged        8/08 at 102              A       2,681,112
                 Area Redevelopment Project, Tax Allocation Bonds, Series 1998,
                 5.250%, 8/01/29

    6,470,000   City of San Leandro, California, San Leandro Public Financing            6/03 at 102              A       6,514,643
                 Authority, Certificates of Participation (1993 Seismic Retrofit
                 Financing Project), 5.950%, 6/01/23

                San Marcos Unified School District (California), Community Facilities
                District No. 5 (Rancho Carillo), Series 1999 Special Tax Bonds:
    1,000,000    5.500%, 9/01/18                                                         9/99 at 103            N/R         930,390
    2,250,000    5.600%, 9/01/29                                                         9/99 at 103            N/R       2,071,418

    1,000,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1998A,                9/06 at 102            N/R         977,020
                 Community Facilities District No. 1 (Weston Ranch), 5.800%, 9/01/14

    1,370,000   Redevelopment Agency of the City of Suisun City, Suisun City            10/03 at 102            AAA       1,390,893
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

    1,750,000   Taft Public Financing Authority, Lease Revenue Bonds,                    1/07 at 101             A2       1,823,763
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 5.950%, 1/01/11


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 9.6%

                Foothill/Eastern Transportation Corridor Agency (California), Toll Road
                Refunding Revenue Bonds, Series 1999:
    5,600,000    0.000%, 1/15/28                                                         1/14 at 101           BBB-       2,957,080
   20,000,000    0.000%, 1/15/29                                                         1/14 at 101           BBB-      10,550,000

    1,320,000   County of Orange, California, Airport Revenue Refunding Bonds,           7/07 at 102            AAA       1,358,042
                 Series 1997, 5.625%, 7/01/12 (Alternative Minimum Tax)

    8,000,000   Port of Oakland, California, Revenue Bonds, 1990 Series D,              No Opt. Call            AAA       8,379,600
                 8.000%, 11/01/00

    5,000,000   Airport Commission, of the City and County of San Francisco,             5/05 at 101            AAA       5,193,750
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 30.8%

    6,080,000   City of Anaheim, California, Certificates of Participation,              5/00 at 102            AAA       6,349,587
                 Anaheim Memorial Hospital Association, 7.125%, 5/15/13
                 (Pre-refunded to 5/15/00)

    2,000,000   California Educational Facilities Authority, Revenue Bonds              10/00 at 102            Aaa       2,120,320
                 (St. Mary's College of California Project), Series 1990,
                 7.500%, 10/01/20 (Pre-refunded to 10/01/00)

    5,500,000   California Health Facilities Financing Authority, Health Facility        1/00 at 102         N/R***       5,719,175
                 Revenue Bonds (Pomona Valley Hospital Medical Center),
                 1989 Series A, 9.750%, 1/01/19 (Pre-refunded to 1/01/00)

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   6,500,000   California Health Facilities Financing Authority, Insured Hospital       7/00 at 102            AAA      $6,807,515
                 Revenue Bonds (Children's Hospital-San Diego), Series 1990,
                 7.000%, 7/01/13 (Pre-refunded to 7/01/00)

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds (Health Dimensions, Incorporated), 1990
                Series A:
    4,175,000    7.250%, 5/01/03 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa       4,356,947
    5,000,000    7.500%, 5/01/15 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa       5,226,050

    4,800,000   California Health Facilities Financing Authority, Health Facility       10/00 at 102         N/R***       5,082,912
                 Revenue Bonds (Sisters of Providence), Series 1990,
                 7.500%, 10/01/10 (Pre-refunded to 10/01/00)

    5,710,000   State of California, Various Purpose General Obligation Bonds,           3/05 at 101         AA-***       6,129,342
                 5.750%, 3/01/14 (Pre-refunded to 3/01/05)

    3,000,000   California Statewide Communities Development Authority                  No Opt. Call         N/R***       3,212,610
                 (Triad Healthcare), Revenue Refunding Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

                Trust Certificates, Trustees of the California State University to the
                California State University Institute:
    1,500,000    7.100%, 6/01/08 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA       1,589,130
    1,610,000    7.150%, 6/01/09 (Pre-refunded to 12/01/00)                         12/00 at 101 7/8            AAA       1,706,632

    4,000,000   Contra Costa Water District (Contra Costa County, California),          10/00 at 102         N/R***       4,204,240
                 Water Revenue Bonds, Series C, 6.750%, 10/01/20
                 (Pre-refunded to 10/01/00)

    4,000,000   County of Contra Costa, California, 1988 Home Mortgage                  No Opt. Call            AAA       5,211,440
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

    3,000,000   Hospital Revenue Certificates of Participation (Desert Hospital          7/00 at 102            AAA       3,169,260
                 Corporation Project), Series 1990 (California), 8.100%, 7/01/20
                 (Pre-refunded to 7/01/00)

   10,000,000   East Bay Municipal Utility District (Alameda and Contra                  6/00 at 102            AAA      10,485,900
                 Costa Counties, California), Water System Subordinated
                 Revenue Bonds, Series 1990, 7.500%, 6/01/18
                 (Pre-refunded to 6/01/00)

    3,000,000   Foothill/Eastern Transportation Corridor Agency (California),            1/07 at 100        BBB-***       3,259,680
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

                Fresno Unified School District, Fresno County, California,
                Certificates of Participation for Measure A Capital Projects,
                Series of 1992B for Project Phase IX:
    1,700,000    6.600%, 5/01/08 (Pre-refunded to 5/01/00)                               5/00 at 102          A2***       1,766,878
    1,765,000    6.700%, 5/01/09 (Pre-refunded to 5/01/00)                               5/00 at 102          A2***       1,835,582

    2,000,000   LaQuinta Redevelopment Agency, LaQuinta Redevelopment Project,           9/00 at 102            AAA       2,131,920
                 Tax Allocation Refunding Bonds, Series 1990, 8.400%, 9/01/12
                 (Pre-refunded to 9/01/00)

    4,630,000   County of Sacramento (California), Airport System and Subordinated       7/06 at 102            AAA       5,115,641
                 Revenue Bonds, Series 1996D, 6.000%, 7/01/16
                 (Pre-refunded to 7/01/06)

    2,650,000   San Diego County Water Authority, Water Revenue Certificates             5/01 at 102         AA-***       2,802,693
                 of Participation, Series 1991A, 6.375%, 5/01/06
                 (Pre-refunded to 5/01/01)

    2,500,000   Sierra View Local Hospital District, Insured Health Facility             3/02 at 102         N/R***       2,682,225
                 Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 12.7%

   10,250,000   California Pollution Control Financing Authority, Solid Waste            7/07 at 102            N/R      10,664,510
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19
                 (Alternative Minimum Tax)

    5,160,000   California Statewide Communities Development Authority,                 12/04 at 102            N/R       5,017,171
                 Certificates of Participation Refunding (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

   12,600,000   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102            AAA      13,369,734
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

    4,545,000   Department of Water and Power of the City of Los Angeles                10/03 at 102            Aa3       4,059,230
                 (California), Electric Plant Revenue Bonds, Second Issue of 1993,
                 5.000%, 10/15/33

    4,410,000   Stanislaus County Waste-to-Energy Financing Agency, Solid                1/00 at 102             A-       4,526,556
                 Waste Facility Refunding Revenue Certificates (Ogden Martin
                 System of Stanislaus, Inc. Project), Series 1990, 7.625%, 1/01/10

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.5%

                Department of Water and Power of the City of Los Angeles, Water
                Works Refunding Revenue Bonds, Second Issue of 1993:
$   3,000,000    4.500%, 5/15/13                                                         5/03 at 102             AA      $2,709,600
    4,270,000    4.500%, 5/15/18                                                         5/03 at 102             AA       3,630,183

    8,500,000   The Metropolitan Water District of Southern California,                  7/06 at 100            AAA       7,483,485
                 Water Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

    5,000,000   Orange County Water District (California), Series 1993A Revenue          8/03 at 100             AA       4,638,400
                 Certificates of Participation, 5.000%, 8/15/18

    3,500,000   Public Facilities Financing Authority of the City of San Diego           5/09 at 101            AAA       3,167,010
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

    4,585,000   City of Santa Maria, California, Water and Wastewater Revenue            8/12 at 101            AAA       3,347,464
                 Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27
-----------------------------------------------------------------------------------------------------------------------------------
$ 300,315,000   Total Investments - (cost $279,141,377) - 98.3%                                                         290,323,579
=============
                Other Assets Less Liabilities - 1.7%                                                                      5,004,508
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $295,328,087
                ===================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                            August 31, 1999
    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.7%

$   6,500,000   California Educational Facilities Authority, Refunding Revenue Bonds     1/08 at 101            AAA      $5,969,730
                 (Stanford University), Series O, 5.125%, 1/01/31

    1,000,000   California Educational Facilities Authority, Revenue Bonds              10/06 at 102            AAA       1,027,050
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.4%

      750,000   California Health Facilities Financing Authority, Kaiser Permanente     10/99 at 102              A         767,093
                 Revenue Bonds, 1989 Series A, 7.000%, 10/01/18

    2,000,000   California Health Facilities Financing Authority, Insured Health         5/03 at 102            N/R       2,039,660
                 Facility Revenue Refunding Bonds, (Valley Memorial Hospital),
                 1993A, 6.000%, 5/01/17

    6,800,000   Central Joint Powers Health Financing Authority, Certificates of         2/03 at 100           Baa1       5,904,100
                 Participation, Series 1993 (Community Hospital of Central California),
                 5.000%, 2/01/23

                City of Loma Linda, California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
    5,970,000    5.750%, 12/01/03                                                       No Opt. Call            N/R       5,940,329
    3,000,000    6.500%, 12/01/18                                                       12/03 at 102            N/R       3,025,620


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.7%

    5,675,000   California Statewide Communities Development Authority,                  7/08 at 101            BBB       5,459,918
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

    1,550,000   Housing Authority of the County of San Bernardino (California),         No Opt. Call             A3       1,525,386
                 Multifamily Housing Revenue Refunding Bonds (Equity
                 Residential/Redlands Lawn and Tennis Apartments), Issue 1999A,
                 5.200%, 6/15/29 (Mandatory put 6/15/09)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 2.4%

    3,000,000   State of California, Various Purpose General Obligation Bonds,           8/09 at 101            AAA       2,713,920
                 5.000%, 8/01/29

      725,000   Fresno Unified School District (Fresno County, California),              2/13 at 103            AAA         808,658
                 1998 General Obligation Refunding Bonds, Series A, 6.550%, 8/01/20

    1,000,000   Pomona Unified School District, General Obligation Refunding Bonds,      8/11 at 103            AAA       1,079,840
                 Series 1997-A, 6.150%, 8/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 23.4%
    2,975,000   California Statewide Communities Development Authority,                 11/03 at 102            N/R       2,836,692
                 Certificates of Participation (Wildwood Elementary School Project),
                 1999 Series A, 6.100%, 11/01/15

    5,000,000   Fontana Public Financing Authority (San Bernardino County,               9/00 at 102            BBB       5,179,500
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

    1,440,000   Inglewood Redevelopment Agency (City of Inglewood, Los Angeles          No Opt. Call            BBB       1,447,992
                 County, California), Century Redevelopment Project,
                 1993 Tax Allocation Bonds, Series A, 5.900%, 7/01/03

    3,250,000   Lake Elsinore School Financing Authority (California), 1998 Special      9/08 at 101            N/R       3,065,108
                 Tax Revenue Bonds (Horsethief Canyon), 5.625%, 9/01/16

    2,000,000   County of Mendocino (California), Certificates of Participation,         8/03 at 102              A       2,016,340
                 Series 1993 (Mendocino County Public Facilities Financing
                 Corporation), 6.000%, 8/15/23

                Certificates of Participation (Western Nevada County Solid Waste
                Management System -- 1991 Project), County of Nevada,
                California:
    2,500,000    7.250%, 6/01/08                                                         6/01 at 102             BB       2,577,975
    2,000,000    7.500%, 6/01/21                                                         6/01 at 102             BB       2,070,900

    1,000,000   City of Ontario, Community Facilities District No. 5 (Freeway            9/06 at 102            N/R       1,014,960
                 Interchange Project), Special Tax Bonds, Series 1997, 6.375%, 9/01/17

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$  10,900,000   Ontario Redevelopment Financing Authority (San Bernardino               No Opt. Call            AAA     $13,679,718
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

    2,255,000   San Bernardino County, California, Certificates of Participation,        8/05 at 102            AAA       2,227,399
                 Series 1995 (Medical Center Financing Project), 5.500%, 8/01/22

    1,065,000   Redevelopment Agency of Suisun City, Suisun City                        10/03 at 102            AAA       1,081,241
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

    7,000,000   Community Redevelopment Agency of Union City (California),              10/09 at 101            AAA       7,013,790
                 Redevelopment Project Tax Allocation Bonds, Series 1999,
                 5.750%, 10/01/32


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.9%

    4,000,000   Harbor Department of the City of Los Angeles, Revenue Bonds,             8/02 at 102             AA       4,260,880
                 Issue of 1995 Series B, 6.625%, 8/01/19 (Alternative Minimum Tax)

    5,000,000   County of Sacramento, Airport System Revenue Bonds,                      7/06 at 102            AAA       5,038,850
                 Series 1996, 5.900%, 7/01/24 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 29.6%

    1,900,000   California Health Facilities Financing Authority, Insured Hospital      10/00 at 102            AAA       2,013,468
                 Revenue Bonds (Childrens Hospital of San Francisco),
                 1990 Series A, 7.500%, 10/01/20 (Pre-refunded to 10/01/00)

    5,000,000   California Health Facilities Financing Authority, Health Facility        5/00 at 102            Aaa       5,226,050
                 Revenue Bonds (Health Dimensions, Incorporated), 1990 Series A,
                 7.500%, 5/01/15 (Pre-refunded to 5/01/00)

    3,000,000   California Statewide Communities Development Authority                  No Opt. Call         N/R***       3,212,610
                 (Triad Healthcare), Revenue Refunding, Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

    5,000,000   Certificates of Participation (Water System Improvement Projects),       8/00 at 102            AAA       5,256,250
                 Series 1990, Castaic Lake Water Agency, California,
                 7.125%, 8/01/16 (Pre-refunded to 8/01/00)

    3,300,000   Contra Costa Water Authority (Contra Costa County, California),         10/00 at 102         N/R***       3,475,362
                 Water Treatment Revenue Bonds, 1990 Series A,
                 6.875%, 10/01/20 (Pre-refunded to 10/01/00)

    5,000,000   Hospital Revenue Certificates of Participation (Desert Hospital          7/00 at 102            AAA       5,282,100
                 Corporation Project), Series 1990 (California),
                 8.100%, 7/01/20 (Pre-refunded to 7/01/00)

    1,000,000   Foothill/Eastern Transportation Corridor Agency (California),            1/07 at 100        BBB-***       1,086,560
                 Toll Road Revenue Bonds, Series 1995A,
                 6.000%, 1/01/34 (Pre-refunded to 1/01/07)

    5,000,000   The City of Los Angeles (California), Los Angeles Convention             8/00 at 102            AAA       5,256,400
                 and Exhibition Center, Certificates of Participation, 1990 Series,
                 7.000%, 8/15/21 (Pre-refunded to 8/15/00)

    4,000,000   Orange County Water District (1990 Project A), Certificates of           8/00 at 102            AAA       4,205,120
                 Participation (California), 7.000%, 8/15/15 (Pre-refunded to 8/15/00)

                Pomona Public Financing Authority, California, 1990 Lease Purchase
                Revenue Bonds, Series J:
    4,035,000    7.700%, 10/01/07 (Pre-refunded to 10/01/00)                            10/00 at 102          A-***       4,284,444
    2,000,000    7.875%, 10/01/15 (Pre-refunded to 10/01/00)                            10/00 at 102          A-***       2,127,100

    4,000,000   City of Pomona, California, Single Family Mortgage Revenue              No Opt. Call            AAA       4,901,000
                 Refunding Bonds (GNMA and FHLMC Mortgage-Backed Securities),
                 Series 1990B, 7.500%, 8/01/23

    2,445,000   San Bernardino County, California, Certificates of Participation,        8/05 at 102            AAA       2,622,140
                 Series 1995 (Medical Center Financing Project),
                 5.500%, 8/01/22 (Pre-refunded to 8/01/05)

    2,000,000   Sierra View Local Hospital District, Insured Health Facility Revenue     3/02 at 102         N/R***       2,145,780
                 Bonds, Series 1992, 6.400%, 3/01/22 (Pre-refunded to 3/01/02)

    4,620,000   Vista Joint Powers Financing Authority, 1993 Series B Lease              9/00 at 101          A-***       4,775,970
                 Revenue Bonds (Hacienda Drive and Buena Vista Creek),
                 6.100%, 9/01/20 (Pre-refunded to 9/01/00)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.5%

    6,750,000   California Pollution Control Financing Authority, Solid Waste            7/07 at 102            N/R       7,022,970
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19
                 (Alternative Minimum Tax)

    4,500,000   California Statewide Communities Development Authority,                 12/04 at 102            N/R       4,375,440
                 Certificates of Participation (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

    8,000,000   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102            AAA       8,488,720
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 10.0%

$   4,000,000   The City of Los Angeles, California, Wastewater System Revenue          11/03 at 102            AAA      $3,527,800
                 Bonds, Series 1993-D, 4.700%, 11/01/19

    6,000,000   The Metropolitan Water District of Southern California, Water            7/06 at 100            AAA       5,282,460
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

    3,000,000   The Metropolitan Water District of Southern California, Water            1/08 at 101            AAA       2,714,550
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/30

   10,000,000   City of Santa Maria, California, Water and Wastewater Revenue            8/12 at 101            AAA       7,300,900
                 Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27
-----------------------------------------------------------------------------------------------------------------------------------
$ 182,905,000   Total Investments - (cost $175,384,761) - 97.6%                                                         184,355,843
=============
                Other Assets Less Liabilities - 2.4%                                                                      4,500,038
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $188,855,881
                ===================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                            August 31, 1999
    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.8%

$   5,500,000   California Pollution Control Financing Authority, Fixed Rate             2/01 at 103            BBB      $5,737,930
                 Resource Recovery Revenue Bonds (Waste Management, Inc.),
                 1991 Composite Series A, 7.150%, 2/01/11 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.1%

    1,235,000   California Educational Facilities Authority, Revenue Bonds               1/01 at 102           Baa2       1,303,246
                 (Chapman College), Series 1991, 7.300%, 1/01/02

    1,500,000   California Educational Facilities Authority, Revenue Bonds              10/06 at 102            AAA       1,540,575
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26

    4,000,000   State Public Works Board of the State of California, Lease Revenue       3/06 at 102            AAA       4,021,440
                 Refunding Bonds (California Community Colleges), 1996 Series B
                 (Various Community Colleges Projects), 5.625%, 3/01/19

    6,000,000   State Public Works Board of the State of California, Lease              10/07 at 102             A+       5,759,040
                 Revenue Bonds (Various California State University Projects),
                 1997 Series C, 5.400%, 10/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.4%

   10,000,000   California Health Facilities Financing Authority, Kaiser Permanente     12/00 at 102              A      10,580,000
                 Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

    1,475,000   California Health Facilities Financing Authority, Kaiser Permanente      3/01 at 102              A       1,501,122
                 Refunding Revenue Bonds, 1991 Series A, 6.250%, 3/01/21

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
    3,250,000    5.250%, 2/01/13                                                         2/03 at 102           Baa1       3,080,123
    7,260,000    5.500%, 2/01/15                                                         2/03 at 102           Baa1       6,932,864

    5,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda      12/03 at 102            N/R       5,042,700
                 University Medical Center Project), Series 1993-A, 6.500%, 12/01/18

    1,000,000   City of Stockton, California, Health Facility Revenue Bonds,            12/07 at 102           BBB+         969,220
                 Dameron Hospital Association, 1997 Series A, 5.700%, 12/01/14

    4,455,000   Tulare Local Health Care District (California), Insured Health Facility 12/07 at 102            AA-       4,068,395
                 Revenue Bonds, Series 1998, 5.200%, 12/01/21


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.9%

                California Statewide Communities Development Authority, Apartment
                Development Revenue Refunding Bonds (Irvine Apartment
                Communities, L.P.), Series 1998A:
    6,250,000    5.250%, 5/15/25 (Mandatory put 5/15/13)                                 7/08 at 101            BBB       6,013,125
   10,000,000    4.900%, 5/15/25 (Mandatory put 5/15/08)                                 7/08 at 101            BBB       9,635,400

    2,430,000   City of Stanton, Multifamily Housing Revenue Bonds (Continental          8/07 at 102            AAA       2,512,912
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.9%

    1,525,000   Southern California Home Financing Authority, Single Family             10/99 at 103            AAA       1,571,375
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1989 Issue A, 7.625%, 10/01/22 (Alternative Minimum Tax)

    1,190,000   Southern California Home Financing Authority, Single Family              3/01 at 102            AAA       1,234,149
                 Mortgage Revenue Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), 1991 Issue A,
                 7.350%, 9/01/24 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.5%

    2,395,000   Fontana Unified School District, San Bernardino County,                  5/09 at 102            AAA       2,312,181
                 California, 1997 General Obligation Refunding Bonds,
                 Series A, 0.000%, 5/01/17

    2,000,000   Pomona Unified School District, General Obligation Refunding Bonds,      8/11 at 103            AAA       2,213,500
                 Series 1997-A, 6.500%, 8/01/19

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.1%

$   7,000,000   Certificates of Participation (1990 Adelanto Return to Custody Facility),4/00 at 102           BBB+      $7,250,390
                 City of Adelanto, California, 7.100%, 4/01/10

    2,195,000   Bell Community Redevelopment Agency, Bell Redevelopment                 11/03 at 102            AAA       2,354,291
                 Project Area, 1994 Tax Allocation Refunding Bonds, 6.300%, 11/01/13

    1,500,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows                  3/08 at 102            N/R       1,444,845
                 Mobile Home Park Project), Series 1998A (California), 5.700%, 3/01/28

    4,500,000   Kern County Board of Education, California, Refunding Certificates       5/08 at 102            AAA       4,216,815
                 of Participation, 1998 Series A, 5.200%, 5/01/28

    1,685,000   City of Ontario, Community Facilities District No. 5                     9/06 at 102            N/R       1,710,208
                 (Freeway Interchange Project), Special Tax Bonds,
                 Series 1997, 6.375%, 9/01/17

    3,600,000   Ontario Redevelopment Financing Authority (San Bernardino               No Opt. Call            AAA       4,518,072
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

   10,075,000   County of Orange, California, 1996 Recovery Certificates                 7/06 at 102            AAA      10,341,282
                 of Participation, Series A, 6.000%, 7/01/26

    1,780,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds           10/02 at 103            AAA       1,682,776
                 (Project Area No. 4), Series 1998, 4.750%, 10/01/13

    2,000,000   Redding Joint Powers Financing Authority, Solid Waste and                1/04 at 102             A3       2,007,780
                 Corporate Yard Lease Revenue Bonds, Series 1993A, 5.500%, 1/01/13

    1,265,000   City of Richmond, Limited Obligation Refunding Improvement               9/99 at 103            N/R       1,304,734
                 Bonds, Reassessment District No. 855 (Atlas Road West
                 and Interchange), 6.600%, 9/02/19

    9,000,000   Redevelopment Agency of the City of San Jose, Merged Area                2/04 at 102            AAA       7,853,130
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

    2,000,000   Redevelopment Agency of the City of San Leandro, Plaza 1                 6/03 at 102             A-       2,035,580
                 and Plaza 2 Redevelopment Projects, 1993 Tax Allocation Bonds,
                 Series A, 6.125%, 6/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 16.1%

   20,000,000   Alameda Corridor Transportation Authority (California),                 10/09 at 101            AAA      18,088,600
                 Tax-Exempt Senior Lien Revenue Bonds, Series 1999A,
                 5.000%, 10/01/29

   30,000,000   Foothill/Eastern Transportation Corridor Agency (California),            1/14 at 101           BBB-      15,825,000
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/29

   12,000,000   Airports Commission, City and County of San Francisco,                   5/05 at 101            AAA      12,465,000
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11 (Noise Insulation Program),
                 6.250%, 5/01/26 (Alternative Minimum Tax)

    3,520,000   Airports Commission, City and County of San Francisco,                   5/06 at 101            AAA       3,630,141
                 California, San Francisco International Airport, Second
                 Revenue Bonds, Issue 12A, 5.625%, 5/01/11
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 34.7%

    5,885,000   Calaveras County Water District (California), Certificates               5/01 at 102            AAA       6,277,353
                 of Participation (1991 Ebbetts Pass Water System Improvements
                 Project), 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds (Health Dimensions, Incorporated), 1990
                Series A:
    2,300,000    7.500%, 5/01/15 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa       2,403,983
    4,395,000    7.000%, 5/01/20 (Pre-refunded to 5/01/00)                               5/00 at 102            Aaa       4,579,370

    8,075,000   California Health Facilities Financing Authority, Hospital Revenue      11/00 at 102          A2***       8,532,691
                 Refunding Bonds (Cedars-Sinai Medical Center), Series 1990,
                 7.000%, 11/01/15 (Pre-refunded to 11/01/00)

   12,830,000   State of California, Various Purpose General Obligation Bonds,           3/05 at 101         AA-***       13,772,235
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

    3,500,000   State Public Works Board of the State of California,                    11/04 at 102            Aaa       3,980,865
                 Lease Revenue Bonds (Department of Corrections),
                 1994 Series A (California State Prison-Monterey County (Soledad
                 II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

    3,000,000   California Statewide Communities Development Authority                  No Opt. Call         N/R***       3,212,610
                 (Triad Healthcare), Revenue Refunding, Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   5,500,000   Certificates of Participation (Open Space Acquisition Project),          4/01 at 102         N/R***      $5,869,930
                 City of Cupertino, California, Cupertino Public Facilities
                 Corporation, 7.125%, 4/01/16 (Pre-refunded to 4/01/01)

    4,500,000   Hospital Revenue Certificates of Participation (Desert Hospital          7/00 at 102            AAA       4,750,245
                 Corporation Project), Series 1990 (California), 8.000%, 7/01/10
                 (Pre-refunded to 7/01/00)

    8,650,000   Fontana Public Financing Authority (San Bernardino County, California), 12/01 at 102         N/R***       9,503,755
                 Subordinate Lien Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1991 Series A, 7.750%, 12/01/20
                 (Pre-refunded to 12/01/01)

    1,000,000   Foothill/Eastern Transportation Corridor Agency (California),            1/07 at 100        BBB-***       1,086,560
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

    2,750,000   Certificates of Participation, Fresno Unified School District,           5/01 at 102        BBB+***       2,944,673
                 Fresno County, California, Series of 1991A for Project
                 Phase VI, 7.200%, 5/01/11 (Pre-refunded to 5/01/01)

    1,050,000   Certificates of Participation, Fresno Unified School District,           5/00 at 102          A2***       1,091,307
                 Fresno County, California, Series of 1992B for Project Phase IX,
                 6.600%, 5/01/07 (Pre-refunded to 5/01/00)

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles,           7/00 at 100         BBB***       2,524,950
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

    5,500,000   Los Angeles County Metropolitan Transportation Authority                 7/01 at 102            Aaa       5,876,365
                 (California), Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 6.750%, 7/01/20 (Pre-refunded to 7/01/01)

    8,000,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,           12/00 at 102            AAA       8,565,760
                 1990 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

    8,000,000   Redevelopment Agency of the City of Pittsburgh, California,              8/01 at 103            AAA       8,697,440
                 Los Medanos Community Development Project, Tax Allocation
                 Bonds, Series 1991, 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

    6,505,000   Poway Redevelopment Agency, California City of Poway                     1/01 at 102            AAA       6,905,708
                 1991 Capital Improvement Project, Certificates of Participation
                 (Poway Royal Mobile Home Park), 7.200%, 1/01/24
                 (Pre-refunded to 1/01/01)

    3,500,000   West Contra Costa Hospital District, Insured Health Facility            11/04 at 102         N/R***       3,908,415
                 Refunding Revenue Bonds, Series 1994, 6.500%, 11/01/17
                 (Pre-refunded to 11/01/04)

    3,365,000   West Side Hospital District (Kern County, California), Insured           2/01 at 102         N/R***       3,530,087
                 Revenue Bonds, Series 1991A, 7.500%, 2/01/23
                 (Pre-refunded to 2/01/01)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.4%

    7,945,000   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102            AAA       8,430,360
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

    7,990,000   Department of Water and Power of the City of Los Angeles,                1/01 at 102            Aa3       8,443,832
                 California, Electric Plant Revenue Bonds, Issue of 1991,
                 7.100%, 1/15/31


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.9%

    4,000,000   State of California, Department of Water Resources, Central         12/06 at 101 1/2            AAA       3,853,480
                 Valley Project, Water System Revenue Bonds, Series Q,
                 5.375%, 12/01/27

    5,500,000   Orange County Water District (California), Series 1993A,                 8/03 at 100             AA       5,102,240
                 Certificates of Participation, 5.000%, 8/15/18
-----------------------------------------------------------------------------------------------------------------------------------
$ 314,825,000   Total Investments - (cost $294,604,718) - 98.8%                                                         306,602,155
=============
                Other Assets Less Liabilities - 1.2%                                                                      3,758,004
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $310,360,159
                ===================================================================================================================


                    *    Optional Call Provisions: Dates (month and year) and
                         prices of the earliest optional call or redemption.
                         There may be
                            other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            August 31, 1999
    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 1.7%

$   9,150,000   California Pollution Control Financing Authority, Sewage and            12/06 at 101             A+      $9,157,961
                 Solid Waste Disposal Facilities Revenue Bonds (Anheuser-Busch
                 Project), Series 1996, 5.750%, 12/01/30 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.9%

    5,000,000   California Educational Facilities Authority, Revenue Bonds              10/06 at 102            AAA       4,551,050
                 (Chapman University), Series 1996, 5.125%, 10/01/26

    6,000,000   The Regents of the University of California, Refunding Revenue           9/03 at 102            AAA       5,502,000
                 Bonds (1989 Multiple Purpose Projects), Series C, 5.000%, 9/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.7%

    9,500,000   California Pollution Control Financing Authority, Exempt                12/06 at 102             AA       9,127,505
                 Facilities Revenue Bonds, Series 1996 (Mobil Oil Corporation
                 Project), 5.500%, 12/01/29 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 6.6%

    3,000,000   California Health Facilities Financing Authority, Insured Health         7/04 at 102            AAA       2,642,670
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1994 Series A, 4.750%, 7/01/19

    7,485,000   California Health Facilities Financing Authority, Kaiser Permanente      3/01 at 102              A       7,802,813
                 Refunding Revenue Bonds, 1991 Series A, 6.500%, 3/01/11

    1,775,000   California Statewide Communities Development Authority,                  7/03 at 102             AA       1,701,018
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/23

    6,500,000   City of Loma Linda, California, Hospital Revenue Refunding Bonds        12/99 at 102            AAA       6,676,670
                 (Loma Linda University Medical Center Project), Series 1989-B,
                 7.000%, 12/01/15

    9,350,000   City of Loma Linda, California, Hospital Revenue Refunding Bonds        12/03 at 102            AAA       9,059,776
                 (Loma Linda University Medical Center Project), Series 1993-C,
                 5.375%, 12/01/22

    6,000,000   County of Madera, California, Certificates of Participation              3/05 at 102            AAA       6,027,120
                 (Valley Children's Hospital Project), Series 1995, 5.750%, 3/15/28

    1,050,000   City of Stockton, California, Health Facility Revenue Bonds,            12/07 at 102           BBB+       1,028,570
                 Dameron Hospital Association, 1997 Series A, 5.450%, 12/01/10


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.7%

    3,455,000   California Housing Finance Agency, Housing Revenue Bonds                 8/01 at 102            AAA       3,623,811
                 (Insured), 1991 Series A, 7.200%, 2/01/26 (Alternative Minimum Tax)

    9,250,000   California Statewide Communities Development Authority,                  7/08 at 101            BBB       8,899,425
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

    2,000,000   City of Vista, California, Mobile Home Park Subordinate Revenue          3/09 at 102            N/R       1,893,920
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.8%

    5,660,000   California Housing Finance Agency, Single Family Mortgage Bonds,         5/05 at 102            Aaa       5,846,384
                 1995 Issue A-2, 6.350%, 8/01/15 (Alternative Minimum Tax)

                California Housing Finance Agency, Single Family Mortgage Bonds,
                1995 Issue B:
    1,715,000    6.250%, 8/01/14 (Alternative Minimum Tax)                              10/05 at 102            AAA       1,742,371
    8,340,000    6.250%, 2/01/18 (Alternative Minimum Tax)                              10/05 at 102            AAA       8,600,625

    2,205,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/01 at 102            Aa2       2,286,761
                 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

    2,360,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/00 at 102            Aa2       2,418,788
                 1989 Series F, 7.250%, 8/01/17

    5,845,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/06 at 102            AAA       5,928,876
                 1995 Series M, 6.150%, 8/01/27 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

$   5,730,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/06 at 102            Aa2      $5,903,161
                 1996 Series H, 6.250%, 8/01/27 (Alternative Minimum Tax)

    1,835,000   California Rural Home Mortgage Finance Authority, Single                No Opt. Call            AAA       2,006,389
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1995 Series B, 7.750%, 9/01/26 (Alternative Minimum Tax)

    3,860,000   Puerto Rico Housing Bank and Finance Agency, Affordable Housing          4/05 at 102            AAA       3,945,885
                 Mortgage Subsidy Program, Single Family Mortgage Revenue
                 Bonds, Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

    2,490,000   Southern California Home Financing Authority, Single Family             10/01 at 102            AAA       2,573,564
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities), Program 1991 Issue B, 6.900%, 10/01/24
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.2%

   11,405,000   State of California, Various Purpose General Obligation Bonds,           9/99 at 101            AA-      11,499,776
                 6.400%, 2/01/20  (Alternative Minimum Tax)

    8,665,000   State of California, Veterans General Obligation Bonds, Series BH,      12/03 at 102            AA-       8,403,750
                 5.600%, 12/01/32 (Alternative  Minimum Tax)

    1,250,000   State of California, Various Purpose General Obligation Bonds,           4/09 at 101            AA-       1,073,975
                 4.750%, 4/01/29

   13,020,000   City of Los Angeles, California, Unified School District, General        7/08 at 101            AAA      11,926,060
                 Obligation Bonds, Election of 1997 Series B, 5.000%, 7/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.9%

   10,000,000   Anaheim Public Financing Authority, Lease Revenue Bonds                 No Opt. Call            AAA       1,579,000
                 (Anaheim Public Improvements Project), Subordinate Lease
                 Revenue Bonds, 1997 Series C, 0.000%, 9/01/31

    9,725,000   Avalon Community Improvement Agency, Community Improvement               8/01 at 102             A-      10,444,358
                 Project Area Tax Allocation Bonds, Series 1991 A, 7.250%, 8/01/21

    2,215,000   Brea Public Financing Authority (Orange County, California),             8/01 at 102            AAA       2,352,308
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 6.750%, 8/01/22

    5,000,000   State Public Works Board of California, Lease Revenue Refunding          9/08 at 101            AAA       4,608,400
                  Bonds (Department of Corrections), 1998 Series B (California
                 State Prisons - Imperial County), 5.000%, 9/01/21

    6,000,000   Cerritos Public Financing Authority (Cerritos, California),             11/03 at 102             A-       6,080,940
                 1993 Revenue Bonds, Series A  (Tax Exempt), Los Cerritos
                 Redevelopment Project Loan, 6.050%, 11/01/20

    5,000,000   Culver City Redevelopment Financing Authority, 1993                     11/03 at 102            AAA       4,577,100
                 Tax Allocation Refunding Revenue Bonds, 5.000%, 11/01/23

    3,510,000   Long Beach Bond Finance Authority, Lease Revenue and                    10/07 at 102            AAA       3,192,766
                 Refunding Bonds (Civic Center Project), 1997 Series A,
                 5.000%, 10/01/27

   19,500,000   Los Angeles County Metropolitan Transportation Authority                 7/08 at 101            AAA      17,861,610
                 (California), Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

    3,605,000   Oakland State Building Authority, Lease Revenue Bonds                    4/08 at 101            AAA       3,308,128
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

    1,390,000   City of Palm Springs Financing Authority, Revenue (Tax Allocation)       8/01 at 102             A-       1,451,160
                 Bonds, 1991 Series B (Agency Loans), 6.800%, 8/01/11

    2,185,000   Pleasanton Joint Powers Financing Authority, Reassessment Revenue        9/03 at 102           Baa1       2,272,029
                 Bonds, 1993 Series A, 6.150%, 9/02/12

    2,550,000   Riverside Public Financing Authority (Riverside County, California),     2/01 at 102            N/R       2,665,872
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18

    5,235,000   City and County of San Francisco Redevelopment Financing                 8/03 at 103              A       4,834,889
                 Authority, 1993 Series C, Tax Allocation Revenue Bonds
                 (San Francisco Redevelopment Projects), 5.125%, 8/01/18

   10,000,000   Redevelopment Agency of the City of San Jose (California),               8/08 at 102              A       9,229,300
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

    5,000,000   City of West Hollywood (Los Angeles County, California),                 2/08 at 102            AAA       4,554,700
                 1998 Refunding Certificates of Participation, City of West
                 Hollywood Public Facilities Corporation, 5.000%, 2/01/25

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.9%

$   5,000,000   Alameda Corridor Transportation Authority (California), Tax-Exempt      10/09 at 101            AAA      $4,522,150
                 Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29

    3,275,000   California Statewide Communities Development Authority, Special         10/07 at 102           Baa3       3,045,816
                 Facilities Lease Revenue Bonds, 1997 Series A,
                 5.700%, 10/01/33 (Alternative Minimum Tax)

    2,000,000   California Statewide Communities Development Authority,                 10/07 at 102           Baa3       1,837,500
                 Special Facilities Lease Revenue Bonds, 1997 Series A
                 (United Air Lines, Inc.- San Francisco International Airport Projects),
                  5.625%, 10/01/34 (Alternative Minimum Tax)

    7,500,000   Harbor Department of the City of Los Angeles, Revenue Bonds,             8/06 at 101            AAA       7,766,850
                 Issue of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)

    3,450,000   Airport Commission of the City and County of San Francisco,              5/04 at 102            AAA       3,657,449
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 36.6%

    5,120,000   ABAG Finance Authority for Nonprofit Corporations,                      11/03 at 102            AAA       5,199,616
                 Certificates of Participation (Stanford University Hospital),
                 California, Series 1993, 5.250%, 11/01/08

    5,285,000   Brea Public Financing Authority (Orange County, California),             8/01 at 102            AAA       5,658,015
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 6.750%, 8/01/22 (Pre-refunded to 8/01/01)

   10,500,000   California Health Facilities Financing Authority, Health Facility    1/00 at 101 1/2         N/R***      10,773,420
                 Revenue Bonds (Pomona Valley Hospital Medical Center),
                 1989 Series A, 7.000%, 1/01/18 (Pre-refunded to 1/01/00)

    5,000,000   California Health Facilities Financing Authority, Insured                8/01 at 102         N/R***       5,289,900
                 Health Facility Revenue Bonds (The H.E.L.P. Group), 1991 Series A,
                 7.000%, 8/01/21 (Pre-refunded to 8/01/01)

    3,000,000   California Pollution Control Financing Authority, Solid Waste            7/02 at 102            Aaa       3,251,550
                 Revenue Bonds (North County Recycling Center),
                 1991 Series A Bonds, 6.750%, 7/01/17

    1,875,000   State of California, Various Purpose General Obligation Bonds,           3/04 at 102         AA-***       2,018,138
                 5.750%, 3/01/23 (Pre-refunded to 3/01/04)

    3,310,000   State Public Works Board of California, Lease Revenue Bonds              9/01 at 102            Aaa       3,582,314
                 (California Community Colleges), 1991 Series A, 7.250%, 9/01/05
                 (Pre-refunded to 9/01/01)

   10,525,000   State Public Works Board of California, Lease Revenue Bonds              9/01 at 100          A+***      10,886,955
                 (Department of Corrections), Series 1991A (State Prisons-Imperial
                 County), 5.750%, 9/01/21 (Pre-refunded to 9/01/01)

    5,000,000   State Public Works Board of California, Lease Revenue Bonds              9/05 at 100          A+***       5,419,250
                 (The Trustees of the California State University), 1995 Series A
                 (Various California State University Projects), 6.000%, 9/01/15
                 (Pre-refunded to 9/01/05)

    3,000,000   California Statewide Communities Development Authority, Series A,        4/03 at 102         N/R***       3,228,960
                 Certificates of Participation, Pacific Homes, 6.000%, 4/01/17
                 (Pre-refunded to 4/01/03)

    2,110,000   County of Contra Costa, California, 1989 Home Mortgage Revenue          No Opt. Call            AAA       2,493,999
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 7.700%, 11/01/09 (Alternative Minimum Tax)

    7,000,000   East Bay Municipal Utility District (Alameda and Contra                 12/01 at 102            AAA       7,496,790
                 Costa Counties, California), Water System Subordinated Revenue
                 Bonds, Series 1991, 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

                City of Inglewood, California, Certificates of Participation
                (1991 Civic Center Improvement Project):
    5,515,000    7.000%, 8/01/11 (Pre-refunded to 8/01/01)                               8/01 at 102        BBB-***       5,917,760
    5,000,000    7.000%, 8/01/19 (Pre-refunded to 8/01/01)                               8/01 at 102        BBB-***       5,365,150
    3,000,000    6.500%, 8/01/21 (Pre-refunded to 8/01/01)                               8/01 at 102        BBB-***       3,191,670

    2,750,000   The City of Los Angeles, Insured Certificates of Participation,          6/01 at 102         N/R***       2,943,793
                 Ararat Home of Los Angeles, 7.250%, 6/01/21
                 (Pre-refunded to 6/01/01)

   10,000,000   Los Angeles County Public Works Finance Authority, Revenue Bonds,       10/04 at 102          AA***      10,941,600
                 Series 1994A (Los Angeles County Regional Park and Open Space
                 District), 6.000%, 10/01/15 (Pre-refunded to 10/01/04)

    7,500,000   Los Angeles County Metropolitan Transportation Authority                 7/01 at 102            Aaa       8,032,875
                 (California), Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 6.900%, 7/01/21 (Pre-refunded to 7/01/01)

    6,375,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,           12/00 at 102            AAA       6,750,424
                 1990 Series A, 7.000%, 12/01/17 (Pre-refunded to 12/01/00)

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   1,705,000   City of Palm Springs Financing Authority, Tax Allocation Bonds,          8/05 at 100         N/R***      $1,916,522
                 1991 Series B (Agency Loans), 6.800%, 8/01/11
                 (Pre-refunded to 8/01/05)

    3,700,000   Riverside Public Financing Authority (Riverside County, California),     2/01 at 102         N/R***       3,974,429
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18 (Pre-refunded to 2/01/01)

   19,000,000   Sacramento City Financing Authority, 1991 Revenue Bonds,                11/01 at 102            Aaa      20,480,290
                 6.800%, 11/01/20 (Pre-refunded to 11/01/01)

    3,920,000   City of San Diego, California, Certificates of Participation             7/01 at 100          Aa***       4,126,858
                 (Balboa Park and Mission Bay Park Capital Improvements Program),
                 Series 1991, 6.900%, 7/15/21 (Pre-refunded to 7/15/01)

    5,000,000   San Mateo County Joint Powers Financing Authority, Lease                 7/04 at 102            AAA       5,493,350
                 Revenue Bonds (San Mateo County Health Center),
                 1994 Series A, 6.125%, 7/15/14 (Pre-refunded to 7/15/04)

    4,000,000   County of Santa Clara, California, Certificates of Participation         3/01 at 102         N/R***       4,246,760
                 (The Terraces of Los Gatos Project), 1991 Series, American Baptist
                 Homes of the West, 6.900%, 3/01/18 (Pre-refunded to 3/01/01)

                Santa Clarita Public Financing Authority, Local Agency Revenue Bonds,
                Series 1991:
    6,800,000    7.000%, 10/01/20 (Pre-refunded to 10/01/01)                            10/01 at 102          A-***       7,336,656
    3,000,000    6.750%, 10/01/21 (Pre-refunded to 10/01/01)                            10/01 at 102          A-***       3,221,910

    6,925,000   Santa Monica Community College District, Refunding Certificates          6/01 at 102           A***       7,425,885
                 of Participation, 1991 Series A, 7.150%, 6/01/08
                 (Pre-refunded to 6/01/01)

    6,500,000   Tri-City Hospital District (Oceanside, California), Insured Revenue      2/02 at 102            AAA       7,130,890
                 Bonds, Series 1991, 7.500%, 2/01/17 (Pre-refunded to 2/01/02)

   10,000,000   Tustin Community Redevelopment Agency, Town Center Area                 12/01 at 102            AAA      10,800,300
                 Redevelopment Project, Subordinate Tax Allocation Bonds,
                 Series 1991, 6.800%, 12/01/16 (Pre-refunded to 12/01/01)

    3,300,000   The Regents of the University of California, Refunding Revenue           9/02 at 102            AAA       3,623,532
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

    3,000,000   Westminster Redevelopment Agency, Westminster Commercial                 8/01 at 102            AAA       3,241,920
                 Redevelopment Project No. 1, 1991 Tax Allocation Bonds,
                 Series A (Orange County, California), 7.300%, 8/01/21
                 (Pre-refunded to 8/01/01)

    1,465,000   Yosemite Community College District, Certificates of Participation,      7/01 at 102         N/R***       1,561,690
                 7.750%, 7/01/11 (Pre-refunded to 7/01/01)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.9%

   10,350,000   California Pollution Control Financing Authority, Pollution Control     No Opt. Call            AA-      11,678,112
                 Revenue Bonds (San Diego Gas and Electric Company),
                 1991 Series A, 6.800%, 6/01/15 (Alternative Minimum Tax)

    9,650,000   California Pollution Control Financing Authority, Pollution Control     12/01 at 102            Aa3      10,250,520
                 Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

    3,500,000   Department of Water and Power of the City of Los Angeles,                9/00 at 102            Aa3       3,680,110
                 California, Electric Plant Revenue Bonds, Second Issue of 1990,
                 7.250%, 9/15/30

    6,375,000   Department of Water and Power of the City of Los Angeles,                1/01 at 102            Aa3       6,737,100
                 California, Electric Plant Revenue Bonds, Issue of 1991,
                 7.100%, 1/15/31

   10,500,000   Southern California Public Power Authority, Transmission Project         7/03 at 100            AAA       9,661,260
                 Revenue Bonds, 1993 Subordinate Refunding Series (Southern
                 Transmission Project), 5.000%, 7/01/22

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 7.1%

$   7,500,000   Eastern Municipal Water District (California), Water and Sewer           7/08 at 101            AAA      $6,914,325
                 Revenue Refunding Certificates of Participation, Series 1998A,
                 5.000%, 7/01/21

   14,800,000   The City of Los Angeles, California, Wastewater System Revenue           6/08 at 101            AAA      13,409,984
                 Bonds, Series 1998-A, 5.000%, 6/01/28

   10,135,000   The Metropolitan Water District of Southern California, Water           No Opt. Call             AA      12,483,682
                 Revenue Bonds, Issue of 1992, 8.000%, 7/01/08

    5,000,000   Public Facilities Financing Authority of the City of San Diego           5/09 at 101            AAA       4,524,300
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29
-----------------------------------------------------------------------------------------------------------------------------------
$ 524,025,000   Total Investments - (cost $504,631,566) - 99.0%                                                         524,055,563
=============
                Other Assets Less Liabilities - 1.0%                                                                      5,288,872
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $529,344,435
                ===================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            August 31, 1999

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.4%

$   2,000,000   California Educational Facilities Authority, Revenue Bonds              10/06 at 102            AAA      $2,054,100
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26

    4,000,000   State Public Works Board of the State of California, Lease Revenue       3/06 at 102            AAA       4,021,440
                 Refunding Bonds (California Community Colleges),
                 1996 Series B (Various Community Colleges Projects),
                 5.625%, 3/01/19

    1,000,000   California Statewide Communities Development Authority, Auxiliary        4/06 at 101            AAA       1,025,880
                 Organization Revenue Certificates of Participation (The University
                 Corporation-California State University, Northridge), Series 1996,
                 6.000%, 4/01/26


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 5.4%

    4,000,000   California Health Facilities Financing Authority, Insured Health         5/03 at 102            N/R       4,079,320
                 Facility Revenue Refunding Bonds, (Valley Memorial Hospital),
                 Series 1993A, 6.000%, 5/01/17

    1,250,000   California Statewide Communities Development Authority,                 No Opt. Call             A2       1,363,825
                 Hospital Revenue Certificates of Participation (Cedars-Sinai
                 Medical Center), Series 1992, 6.500%, 8/01/12

   14,000,000   California Statewide Communities Development Authority,                  8/02 at 102             A2      14,984,760
                 Hospital Revenue Certificates of Participation (Cedars-Sinai
                 Medical Center), 6.500%, 8/01/15

    3,110,000   City of Loma Linda, California, Hospital Revenue Bonds                  12/03 at 102            N/R       3,136,559
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

    2,465,000   City of Sacramento, Insured Health Facility Revenue Bonds                7/07 at 102            AA-       2,288,506
                 (CARES), 1998 Series A, 5.300%, 1/01/24

    1,795,000   City of Torrance (California), Hospital Revenue Bonds                    7/02 at 102              A       1,955,042
                 (Little Company of Mary Hospital Project), Series 1992,
                 6.875%, 7/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.1%

    5,250,000   California Housing Finance Agency, Multi-Unit Rental Housing             8/02 at 102            Aa3       5,554,658
                 Revenue Bonds II, 1992 Series B, 6.700%, 8/01/15

                California Statewide Communities Development Authority,
                Apartment Development Revenue Refunding Bonds (Irvine Apartment
                Communities, L.P.), Series 1998A:
    1,000,000    5.100%, 5/15/25 (Mandatory put 5/15/10)                                 7/08 at 101            BBB         960,040
    2,500,000    5.050%, 5/15/25 (Alternative Minimum Tax) (Mandatory put 5/15/08)      No Opt. Call            BBB       2,417,750

    3,040,000   County of Riverside (California), Mobile Home Park Revenue Bonds         3/09 at 102            N/R       2,880,826
                 (Bravo Mobile Home Park Project), Series 1999B, 5.900%, 3/20/29

    3,900,000   City of Stanton, Multifamily Housing Revenue Bonds (Continental          8/07 at 102            AAA       4,033,068
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)
    8,000,000   City of Vista, Multifamily Housing Revenue Refunding Bonds               4/02 at 102            AAA       8,367,040
                 (Vista Hacienda Project), 1992 Series A, 6.950%, 4/01/17

                Housing Authority of the County of Yolo, 1992 Refunding Revenue
                Bonds, Series A (Russell Park Apartments):
    1,000,000    6.900%, 11/01/08                                                        5/02 at 103            Aa2       1,053,490
    1,030,000    7.000%, 11/01/14                                                        5/02 at 103            Aa2       1,092,346


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.9%

    1,335,000   California Housing Finance Agency, Home Mortgage Revenue                 8/01 at 102            Aa2       1,384,502
                 Bonds, 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

    2,790,000   California Housing Finance Agency, Home Mortgage Revenue                 2/05 at 102            Aa2       2,917,615
                 Bonds, 1995 Series B, 7.125%, 2/01/26 (Alternative Minimum Tax)

    2,690,000   County of Riverside, California, Single Family Mortgage Revenue         11/99 at 102            AAA       2,680,773
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue B
                 of 1989, 7.600%, 11/01/19 (Alternative Minimum Tax)

    1,155,000   Southern California Home Financing Authority, Single Family              3/01 at 102            AAA       1,197,851
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), 1991 Issue A, 7.350%, 9/01/24
                 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   1,330,000   Southern California Home Financing Authority, Single Family              3/02 at 102            AAA      $1,371,469
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), 1992 Issue A, 6.750%, 9/01/22
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 0.5%

    2,465,000   California Health Facilities Financing Authority, Insured Health Facility 8/08 at 100           AA-       2,348,011
                 Revenue Bonds (Casa de las Campanas), 1998 Series A,
                 5.250%, 8/01/17


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.6%

                State of California, Various Purpose General Obligation Bonds:
   10,000,000    6.400%, 9/01/07                                                        No Opt. Call            AA-      11,150,300
    2,500,000    7.000%, 2/01/09                                                        No Opt. Call            AA-       2,897,225
   11,000,000    4.750%, 4/01/29                                                         4/09 at 101            AA-       9,450,980

   14,000,000   State of California, General Obligation Bonds, 4.750%, 2/01/29           2/09 at 101            AAA      12,068,280

    4,000,000   State of California, Veterans General Obligation Bonds, Series BN       12/03 at 101            AA-       3,910,960
                 (Non-AMT), 5.450%, 12/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 20.0%

    4,825,000   Certificates of Participation (1991 Financing Project), County           9/06 at 102            AAA       4,971,921
                 of Alameda, California, Alameda County Public Facilities
                 Corporation, 6.000%, 9/01/21

    2,200,000   City of Coalinga, California, Certificates of Participation              4/00 at 102           BBB+       2,275,108
                 (1989 Coalinga Return to Custody Facility), 7.000%, 4/01/10

                Community Development Commission of the City of Commerce,
                Merged Redevelopment Project, Tax Allocation Refunding Bonds,
                Series 1998A:
    1,000,000    5.650%, 8/01/18                                                         8/08 at 102            N/R         946,630
    2,765,000    5.700%, 8/01/28                                                         8/08 at 102            N/R       2,622,602

    2,100,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,               9/03 at 102            BBB       2,212,539
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

    5,000,000   Culver City Redevelopment Financing Authority, 1993 Tax Allocation      11/03 at 102            AAA       4,325,600
                 Refunding Revenue Bonds, 4.600%, 11/01/20

    3,000,000   Fontana Public Financing Authority (San Bernardino County,               9/00 at 102            BBB       3,107,700
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

    1,700,000   Foothill-De Anza Community College District (County of                   9/01 at 102             A-       1,895,636
                 Santa Clara, California), Certificates of Participation
                 (1992 De Anza Campus Center Project), 7.350%, 3/01/07

    2,725,000   City of Fresno, California, Certificates of Participation               12/00 at 102             A1       2,881,606
                 (1992 Street Improvement Project), 6.625%, 12/01/11

    4,000,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,           No Opt. Call            AAA       4,311,440
                 1996 Series B (Landfill Improvement Financing Project),
                 6.250%, 8/01/11 (Alternative Minimum Tax)

    2,300,000   City of Irvine, Mobile Home Park Revenue Bonds (Meadows                  3/08 at 102            N/R       2,241,051
                 Mobile Home Park Project), Series 1998A (California),
                 5.700%, 3/01/18

    5,475,000   Community Facilities District No. 90-1 of the City of Lancaster,         9/07 at 102            AAA       5,156,738
                 1998 Special Tax Refunding Bonds, 4.900%, 9/01/15

   21,060,000   Los Angeles County Metropolitan Transportation Authority                 7/08 at 101            AAA      19,290,539
                 (California), Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

    2,500,000   Certificates of Participation (Western Nevada County Solid Waste         6/01 at 102             BB       2,588,625
                 Management System-1991 Project), County of Nevada, California,
                 7.500%, 6/01/21

    2,690,000   Oceanside Mobile Home Park Financing Authority (California),             3/08 at 102            N/R       2,588,587
                 Mobile Home Park Revenue Bonds (Laguna Vista Mobile
                 Estates Acquisition Project), Series 1998, 5.800%, 3/01/28

   15,300,000   Ontario Redevelopment Financing Authority (San Bernardino               No Opt. Call            AAA      19,201,806
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

    3,400,000   Orange County Development Agency, Santa Ana Heights                      9/03 at 102            BBB       3,432,198
                 Project Area, 1993 Tax Allocation Revenue Bonds (California),
                 6.125%, 9/01/23

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                Orange County Local Transportation Authority (Orange County,
                California), Measure M Sales Tax Revenue Bonds (Limited Tax
                Bonds):
$   3,000,000    6.000%, 2/15/07                                                        No Opt. Call            AA+      $3,255,600
    2,250,000    6.000%, 2/15/08                                                        No Opt. Call            AA+       2,444,738

    2,000,000   County of Orange, California, 1996 Recovery Certificates of              7/06 at 102            AAA       2,052,860
                 Participation, Series A, 6.000%, 7/01/26

    5,000,000   City of San Diego, California, Convention Center Expansion              10/08 at 101            AAA       4,317,850
                 Financing Authority, Lease Revenue Bonds, Series 1998A,
                 4.750%, 4/01/28

    4,000,000   Redevelopment Agency of the City of San Jose (California)                8/08 at 102              A       3,691,720
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

    3,000,000   City of Santa Barbara, California, Certificates of Participation        10/02 at 102              A       3,167,430
                 (Harbor Refunding Project), 6.750%, 10/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 2.7%

    2,750,000   California Statewide Communities Development Authority, Special         10/07 at 102           Baa3       2,526,563
                 Facilities Lease Revenue Bonds, 1997 Series A (United Air
                 Lines, Inc.- San Francisco International Airport Projects),
                 5.625%, 10/01/34 (Alternative Minimum Tax)

   11,820,000   Airport Commission of the City and County of San Francisco,              5/09 at 101            AAA      10,525,119
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 23B Bonds, 5.000%, 5/01/30
                 (Alternative Minimum Tax)

    5,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road             No Opt. Call            AAA       1,088,650
                 Refunding Revenue Bonds, Series 1997 A, 0.000%, 1/15/26


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 44.7%

                County of Alameda, Certificates of Participation (1992 Capital
                Projects), Alameda County Public Facilities Corporation:
    7,865,000    6.750%, 6/01/16 (Pre-refunded to 6/01/02)                               6/02 at 102          A2***       8,553,659
   10,000,000    6.000%, 6/01/22 (Pre-refunded to 6/01/02)                               6/02 at 102          A2***      10,682,400

    3,000,000   California Educational Facilities Authority, Revenue Bonds               2/02 at 102          A1***       3,205,680
                 (Santa Clara University), Series 1991, 6.250%, 2/01/16
                 (Pre-refunded to 2/01/02)

                California Educational Facilities Authority, Revenue Bonds
                (University of San Diego), Series 1992:
    1,965,000    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                            10/02 at 102           A***       2,137,881
    5,000,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                            10/02 at 102           A***       5,439,900

    7,430,000   California Educational Facilities Authority, Revenue Bonds              10/02 at 102            Aaa       8,071,358
                 (University of San Francisco), Series 1992, 6.400%, 10/01/17
                 (Pre-refunded to 10/01/02)

    3,680,000   California Health Facilities Financing Authority, Health                 5/00 at 102            Aaa       3,843,355
                 Facility Revenue Bonds (Health Dimensions, Incorporated),
                 1990 Series A, 7.375%, 5/01/07 (Pre-refunded to 5/01/00)

    3,225,000   California Health Facilities Financing Authority, Kaiser Permanente     12/00 at 102           A***       3,392,539
                 Revenue Bonds, 1990 Series A, 6.500%, 12/01/20
                 (Pre-refunded to 12/01/00)

    6,000,000   California Health Facilities Financing Authority, Insured                6/01 at 102         N/R***       6,386,400
                 Revenue Bonds (Southern California Presbyterian Homes),
                 Series 1991, 6.750%, 6/01/21 (Pre-refunded to 6/01/01)

    8,000,000   California Pollution Control Financing Authority, Solid Waste            7/02 at 102            Aaa       8,670,800
                 Revenue Bonds (North County Recycling Center),
                 1991 Series A Bonds, 6.750%, 7/01/17

    7,690,000   State of California, Various Purpose General Obligation Bonds,           3/05 at 101         AA-***       8,254,754
                 5.750%, 3/01/19 (Pre-refunded to 3/01/05)

    2,000,000   State of California, Department of Water Resources,                  6/02 at 101 1/2            Aaa       2,150,300
                 Central Valley Project, Water System Revenue Bonds, Series K,
                 6.400%, 12/01/26 (Pre-refunded to 6/01/02)

    2,000,000   State Public Works Board of California, Lease Revenue                    9/01 at 102            Aaa       2,135,940
                 Bonds (Department of Corrections), Series 1991A (State
                 Prisons-Imperial County), 6.500%, 9/01/11 (Pre-refunded to 9/01/01)

   10,050,000   State Public Works Board of California, Lease Revenue                   10/02 at 102            AAA      11,004,147
                 Bonds (The Trustees of the California State University),
                 1992 Series A (Various California State University Projects),
                 6.700%, 10/01/17 (Pre-refunded to 10/01/02)

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

                State Public Works Board of California, Lease Revenue Bonds
                (Department of Corrections), 1994 Series A (California State
                Prison-Monterey County (Soledad II)):
$   6,950,000    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                            11/04 at 102            Aaa      $7,904,861
    7,625,000    7.000%, 11/01/19 (Pre-refunded to 11/01/04)                            11/04 at 102            Aaa       8,716,366

    3,570,000   California Statewide Communities Development Authority                  No Opt. Call         N/R***       3,823,006
                 (Triad Healthcare), Revenue Refunding Bonds Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

    2,000,000   Coachella Valley Water District, Improvement District No. 71            10/02 at 102           A***       2,190,300
                 Storm Water District (Riverside, Imperial, and San Diego Counties,
                 California), 1992 Certificates of Participation (Flood Control
                 Project), 6.750%, 10/01/12 (Pre-refunded to 10/01/02)

    3,000,000   Contra Costa Water Authority (Contra Costa County, California),         10/00 at 102         N/R***       3,159,420
                 Water Treatment Revenue Bonds, 1990 Series A,
                 6.875%, 10/01/20 (Pre-refunded to 10/01/00)

   12,805,000   County of Contra Costa, California, 1988 Home Mortgage Revenue          No Opt. Call            AAA      16,683,122
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

   10,000,000   Fontana Redevelopment Agency, Jurupa Hills Redevelopment                10/02 at 102        BBB+***      11,042,800
                 Project Area (County of San Bernardino, California), Refunding
                 Tax Allocation Bonds, 1992 Series A, 7.100%, 10/01/23
                 (Pre-refunded to 10/01/02)

   12,500,000   Foothill/Eastern Transportation Corridor Agency (California),            1/07 at 100        BBB-***      13,582,000
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

    5,210,000   Fresno Unified School District, Fresno County, California,               5/00 at 102          A2***       5,418,348
                 Certificates of Participation for Measure A Capital Projects,
                 Series of 1992B for Project Phase IX, 6.700%, 5/01/12
                 (Pre-refunded to 5/01/00)

    8,000,000   Lancaster School District, Certificates of Participation                 3/02 at 105            AAA       8,927,520
                 (1992 Refunding Project), 7.000%, 3/01/22 (Pre-refunded to 3/01/02)

    5,435,000   Community Redevelopment Financing Authority of the City of               9/02 at 102         N/R***       5,874,039
                 Los Angeles, California, Pooled Financing Bonds, Series A
                 (Bunker Hill, Los Angeles Harbor Industrial Center and
                 Monterey Hills Redevelopment Projects), Series A,
                 6.375%, 9/01/14 (Pre-refunded to 9/01/02)

    4,500,000   City of Los Angeles, California, Wastewater System Revenue Bonds,       12/00 at 102            AAA       4,750,920
                 Series 1991-D, 6.700%, 12/01/21 (Pre-refunded to 12/01/00)

    2,000,000   Redevelopment Agency of the City of Moorpark, Moorpark                  10/03 at 102         N/R***       2,173,220
                 Redevelopment Project, 1993 Tax Allocation Bonds,
                 6.125%, 10/01/18 (Pre-refunded to 10/01/03)

   10,000,000   County of Orange, California, Certificates of Participation              8/01 at 102            AAA      10,696,600
                 (Civic Center Expansion Project), 6.700%, 8/01/18
                 (Pre-refunded to 8/01/01)

   13,525,000   County of San Bernardino, California, Single Family Mortgage            No Opt. Call            AAA      16,304,252
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1989 Series A, 7.750%, 11/01/14 (Alternative Minimum Tax)

    8,295,000   San Diego County Water Authority, Water Revenue                          5/01 at 102         AA-***       8,763,004
                 Certificates of Participation, Series 1991A, 6.300%, 5/01/05
                 (Pre-refunded to 5/01/01)

    2,575,000   City of Santa Maria, Revenue Certificates of Participation               9/02 at 102         N/R***       2,815,376
                 (Marian Medical Center), 6.750%, 9/01/22 (Pre-refunded to 9/01/02)

    4,300,000   Sierra View Local Hospital District, Insured Health Facility             3/02 at 102         N/R***       4,613,427
                 Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)

    3,025,000   Tulare Local Hospital District, Insured Health Facility Revenue         12/01 at 102         AA-***       3,261,132
                 Bonds, Series 1991A, 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)

    6,185,000   The Regents of the University of California, Refunding Revenue           9/02 at 102            AAA       6,791,377
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.4%

   10,000,000   California Pollution Control Financing Authority, Pollution             12/01 at 102            Aa3      10,622,300
                 Control Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

    5,000,000   California Pollution Control Financing Authority, Pollution Control      6/02 at 102            AA-       5,347,900
                 Revenue Bonds (Pacific Gas and Electric Company),
                 1992 Series A, 6.625%, 6/01/09 (Alternative Minimum Tax)

    5,665,000   City of Redlands, Certificates of Participation                          9/99 at 100            AAA       5,678,766
                  (1993 Refunding of 1986 and 1987 Projects), 6.800%, 3/01/07

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   5,500,000   Southern California Public Power Authority, Multiple Project Revenue    No Opt. Call              A      $6,232,820
                 Bonds, 1989 Series, 6.750%, 7/01/11


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.9%

                Department of Water and Power of the City of Los Angeles, Water
                Works Refunding Revenue Bonds, Second Issue of 1993:
    4,060,000    4.500%, 5/15/13                                                         5/03 at 102             AA       3,666,992
    8,400,000    4.500%, 5/15/30                                                         5/03 at 102            AAA       6,919,583

    2,000,000   The Metropolitan Water District of Southern California,                  7/06 at 100            AAA       1,760,820
                 Water Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

    1,000,000   City of Norco Refunding Certificates of Participation, Series 1998      10/08 at 102            AAA         926,080
                 (Sewer System and Water System Improvement Project),
                 5.125%, 10/01/28

    5,000,000   Public Facilities Financing Authority of the City of San Diego           5/09 at 101            AAA       4,524,300
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

    2,000,000   City of Santa Barbara, California, Certificates of Participation         4/02 at 102            AAA       2,122,300
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27
-----------------------------------------------------------------------------------------------------------------------------------
$ 491,495,000   Total Investments - (cost $479,948,697) - 98.6%                                                         508,989,536
=============
                Other Assets Less Liabilities - 1.4%                                                                      7,072,188
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $516,061,724
                ===================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Dividend Advantage Municipal Fund (NAC)
                            August 31, 1999
    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 0.6%

$   3,000,000   California Infrastructure and Economic Development Bank, Revenue        12/09 at 101              A      $2,947,200
                 Bonds, Series 1999 (The American Center for Wine, Food and the
                 Arts Project), 5.800%, 12/01/29


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.1%

    8,400,000   California Health Facilities Financing Authority, Kaiser Permanente,    10/10 at 100              A       8,140,188
                 Revenue Bonds, Series 1998B, 5.250%, 10/01/14
                 (Optional put 10/01/08)

   18,755,000   California Health Facilities Financing Authority, Revenue Bonds         11/08 at 101            AAA      16,982,465
                 (USCF - Stanford Health Care), 1998 Series A, 5.000%, 11/15/28

   11,000,000   City of Duarte, California, Certificates of Participation,               4/09 at 101           BBB+       9,451,200
                 City of Hope National Medical Center, Series 1999A, 5.250%, 4/01/31


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.5%

   15,000,000   California Statewide Communities Development Authority,                  7/08 at 101            BBB      14,453,100
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

    7,700,000   California Statewide Communities Development Authority,                  7/09 at 102            N/R       7,428,652
                 Multifamily Housing Revenue Bonds (Harbor City Lights Project),
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

    4,810,000   California Statewide Communities Development Authority,                  7/09 at 102            N/R       4,642,660
                 Multifamily Housing Revenue Bonds (Cherry Tree Village
                 Apartments Project), Series 1999, 6.500%, 7/01/34

   10,000,000   California Statewide Communities Development Authority,                 No Opt. Call           BBB+       9,895,800
                 Multifamily Housing Refunding Bonds (Archstone Pelican Point
                 Apartments), Issue 1999H Archstone Communities Trust,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

    5,000,000   County of Contra Costa (California), Multifamily Housing                 6/09 at 102            N/R       4,835,350
                 Revenue Bonds (Delta View Apartments), Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

   15,000,000   Housing Authority of the County of San Bernardino (California),         No Opt. Call             A3      14,761,800
                 Multifamily Housing Revenue Refunding Bonds (Equity
                 Residential/Redlands Lawn and Tennis Apartments), Issue 1999A,
                 5.200%, 6/15/29 (Mandatory put 6/15/09)


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.6%

   42,275,000   California Housing Finance Agency, Single Family Mortgage             2/09 at 31 1/8            AAA       7,238,748
                 Bonds II, 1999 Series D2, 0.000%, 2/01/29
                 (Alternative Minimum Tax)

   11,500,000   California Housing Finance Agency, Home Mortgage Revenue             2/09 at 101 1/2            AAA      10,413,940
                 Bonds, 1998 Series E Remarketed, 5.250%, 2/01/33
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.6%

    8,500,000   Riverside County (California), Public Financing Authority,               5/09 at 101           BBB-       7,867,175
                 Certificates of Participation, Air Force Village West, Inc,
                 5.800%, 5/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 10.2%

                State of California, Various Purpose General Obligation Bonds:
    5,000,000    5.000%, 8/01/24                                                         8/09 at 101            AAA       4,564,950
    9,000,000    4.750%, 4/01/29                                                         4/09 at 101            AA-       7,732,620
   15,000,000    5.000%, 8/01/29                                                         8/09 at 101            AAA      13,569,600

   25,000,000   Los Angeles, California, Unified School District, General Obligation     7/09 at 101            AAA      23,719,500
                 Bonds, Election of 1997 Series C (1999), 5.250%, 7/01/24

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 26.0%

$   8,665,000   Bonita Canyon Public Facilities Financing Authority (California),        9/99 at 103            N/R      $7,745,470
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

   13,290,000   Community Facilities District No. 1 (Mira Loma Area) of Jurupa           9/08 at 102            AAA      11,546,884
                 (California), Community Services District, 1998 Special Tax Bonds,
                 4.750%, 9/01/24 (Optional put 9/01/10)

    5,500,000   County of Los Angeles, Certificates of Participation                     9/08 at 101            AAA       4,818,330
                 (1998 Disney Parking Refunding Project), 4.750%, 3/01/23

   33,000,000   Los Angeles County Metropolitan Transportation Authority                 7/08 at 101            AAA      30,227,340
                 (California), Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

    6,880,000   Los Angeles County Metropolitan Transportation Authority                 7/09 at 101            AAA       6,341,090
                 (California), Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 1999-C, 5.000%, 7/01/21

   15,250,000   Los Angeles County Public Works Finance Authority, Revenue              10/07 at 101             AA      14,180,365
                 Bonds, Series 1997A (Los Angeles  County Regional Park and
                 Open Space District), 5.000%, 10/01/19

   14,160,000   Oakland State Building Authority, Lease Revenue Bonds                    4/08 at 101            AAA      12,993,924
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

   15,030,000   Riverside County Public Financing Authority (California),               No Opt. Call            N/R      15,025,190
                 Reassessment Revenue Bonds, Rancho Village Project/AD No. 159,
                 1999 Series B (Junior Lien Bonds), 6.000%, 9/02/07

   25,060,000   Redevelopment Agency of the City of San Jose (California),               8/08 at 102              A      23,128,626
                 Merged Area Redevelopment Project,  Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 10.6%

   15,000,000   Alameda Corridor Transportation Authority (California),                 10/09 at 101            AAA      13,566,450
                 Tax-Exempt Senior Lien Revenue Bonds, Series 1999A,
                 5.000%, 10/01/29

   28,150,000   Foothill/Eastern Transportation Corridor Agency (California),            1/10 at 101           BBB-      27,144,764
                 Toll Road Refunding Revenue Bonds, Series 1999, 5.750%, 1/15/40

   11,995,000   Airport Commission City and County of San Francisco, California,         5/09 at 101            AAA      11,073,184
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 23B Bonds, 5.125%, 5/01/30


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.9%

   10,750,000   California Pollution Control Financing Authority, Pollution              9/09 at 100            AAA      10,524,573
                 Control Refunding Revenue Bonds (Southern California Edison
                 Company), 1999 Series C, 5.450%, 9/01/29 (WI)

                Northern California Power Agency, Hydroelectric Project Number
                One Revenue Bonds, 1998 Refunding Series A:
   10,000,000    5.000%, 7/01/28                                                         7/08 at 101            AAA       9,059,800
   26,500,000    5.200%, 7/01/32                                                         7/08 at 101            AAA      24,670,175

   10,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/08 at 101 1/2           BBB+       9,457,875
                 Series DD, 5.000%, 7/01/28

   15,000,000   Sacramento Municipal Utility District (California), Electric             7/04 at 101              A      13,938,900
                 Revenue Refunding Bonds, 1999 Series M, 5.250%, 7/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 14.0%

   12,000,000   Carmichael Water District (Sacramento County, California),               9/09 at 102            AAA      11,102,640
                 1999 Water Revenue Certificates of Participation,
                 5.125%, 9/01/29

    7,200,000   Castaic Lake Water Agency, California (Water System Improvement          8/09 at 101            AAA       6,645,168
                 Project), Revenue Certificates of Participation, Series 1999A,
                 5.125%, 8/01/30

    4,985,000   East Bay Municipal Utility District (Alameda and Contra                  6/08 at 101            AAA       4,315,714
                 Costa Counties, California), Wastewater System Subordinated
                 Revenue Bonds, Series 1998, 4.750%, 6/01/28

    5,000,000   East Bay Municipal Utility District (Alameda and Contra Costa            6/08 at 101            AAA       4,254,600
                 Counties, California), Water System Subordinated Revenue
                  Bonds, Series 1998, 4.750%, 6/01/34

    7,000,000   The City of Los Angeles, California, Wastewater System                   6/08 at 101            AAA       6,342,560
                 Revenue Bonds, Series 1998-A, 5.000%, 6/01/28

   13,425,000   The Metropolitan Water District of Southern California, Water            1/08 at 101             AA      12,000,338
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37

    Principal                                                                          Optional Call                         Market
       Amount   Description                                                              Provisions*      Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$  14,750,000   Orange County (California), Water District, Revenue Certificates of      8/09 at 101             AA     $14,034,330
                 Participation, Series 1999A, 5.375%, 8/15/29

   10,070,000   Public Facilities Financing Authority of the City of San Diego           5/09 at 101            AAA       9,111,940
                  (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29
-----------------------------------------------------------------------------------------------------------------------------------

$ 554,100,000   Total Investments - (cost $502,042,865) - 99.1%                                                         481,895,178
=============
                Other Assets Less Liabilities - 0.9%                                                                      4,472,095
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $486,367,273
                ===================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets
August 31, 1999

                                                                                                                         California
                                                                      California       California        California      Investment
                                                                           Value Performance Plus       Opportunity         Quality
-----------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)      $241,688,690     $290,323,579      $184,355,843    $306,602,155
 Cash                                                                  1,299,863        1,648,279         3,043,947          41,929
 Receivables:
   Interest                                                            3,760,256        4,794,228         2,455,853       4,747,928
   Investments sold                                                       15,298           10,300            15,000         486,683
 Other assets                                                             23,322           37,701            25,942          31,435
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   246,787,429      296,814,087       189,896,585     311,910,130
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                            --               --                --              --
 Accrued expenses:
   Management fees (note 6)                                              121,122          161,046           103,918         168,996
   Other                                                                 163,701          220,907           225,347         301,471
 Preferred share dividends payable                                           N/A           45,972            33,247          15,979
 Common share dividends payable                                        1,046,694        1,058,075           678,192       1,063,525
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,331,517        1,486,000         1,040,704       1,549,971
-----------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                 $245,455,912     $295,328,087      $188,855,881    $310,360,159
===================================================================================================================================
Preferred shares, at liquidation value                                       N/A     $106,000,000      $ 68,000,000    $112,000,000
===================================================================================================================================
Preferred shares outstanding                                                 N/A            4,240             2,720           4,480
===================================================================================================================================
Common shares outstanding                                             25,222,660       12,748,544         8,026,604      13,378,331
===================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by
   Common shares outstanding)                                       $       9.73     $      14.85      $      15.06    $      14.83
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Statement of Net Assets
August 31, 1999
                                                                                                                         California
                                                                                      California         California        Dividend
                                                                                   Select Quality    Quality Income       Advantage
-----------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                       $524,055,563      $508,989,536    $481,895,178
 Cash                                                                                       3,638            49,586         179,840
 Receivables:
   Interest                                                                             7,693,219         9,030,668       6,271,899
   Investments sold                                                                        65,300           335,000      11,363,180
 Other assets                                                                              38,513            47,667         245,095
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    531,856,233       518,452,457     499,955,192
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                                             --                --      11,005,000
 Accrued expenses:
   Management fees (note 6)                                                               285,115           277,999         150,406
   Other                                                                                  323,495           289,162         696,847
 Preferred share dividends payable                                                        102,771            57,546          54,170
 Common share dividends payable                                                         1,800,417         1,766,026       1,681,496
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 2,511,798         2,390,733      13,587,919
-----------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                  $529,344,435      $516,061,724    $486,367,273
===================================================================================================================================
Preferred shares, at liquidation value                                               $192,000,000      $185,000,000    $175,000,000
===================================================================================================================================
Preferred shares outstanding                                                                7,680             7,400           7,000
===================================================================================================================================
Common shares outstanding                                                              22,790,692        21,669,642      23,354,116
===================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation
   value, divided by Common shares outstanding)                                      $      14.80      $      15.28    $      13.33
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended August 31, 1999

                                                                                                                         California
                                                                      California       California        California      Investment
                                                                           Value Performance Plus       Opportunity         Quality
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                           $14,421,186      $17,665,723       $11,184,781     $17,813,296
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                              1,500,644        1,878,547         1,203,393       1,956,246
 Preferred shares - auction fees                                             N/A          225,001           137,499         225,001
 Preferred shares - dividend disbursing agent fees                           N/A           20,848            10,850          10,850
 Shareholders' servicing agent fees and expenses                          52,657           30,998            19,196          51,581
 Custodian's fees and expenses                                            64,688           61,536            81,620          73,237
 Directors'/Trustees' fees and expenses (note 6)                           2,460            2,770             1,763           2,873
 Professional fees                                                        17,180           17,805            17,495          17,831
 Shareholders' reports - printing and mailing expenses                    87,256           66,520            45,457         110,683
 Stock exchange listing fees                                              32,700           24,564            16,290          24,619
 Investor relations expense                                               22,028           23,926            15,049          24,273
Other expenses                                                            10,867           16,589            12,837          16,812
-----------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and expense reimbursement  1,790,480        2,369,104         1,561,449       2,514,006
   Custodian fee credit (note 1)                                          (9,788)          (4,749)          (36,652)        (16,348)
   Expense reimbursement (note 6)                                             --               --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,780,692        2,364,355         1,524,797       2,497,658
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 12,640,494       15,301,368         9,659,984      15,315,638
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions (notes 1 and 4)    36,793         (521,745)         (199,360)       (680,810)
 Change in net unrealized appreciation or depreciation
   of investments                                                    (15,346,519)     (13,064,984)       (9,867,255)    (14,734,244)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (15,309,726)     (13,586,729)      (10,066,615)    (15,415,054)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                $(2,669,232)     $ 1,714,639       $ (406,631)     $   (99,416)
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Statement of Operations
Year Ended August 31, 1999
                                                                                                                         California
                                                                                       California        California        Dividend
                                                                                   Select Quality    Quality Income       Advantage*
Investment Income (note 1)                                                            $30,256,464       $29,268,300     $ 5,017,175
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                               3,283,092         3,218,204         666,149
 Preferred shares - auction fees                                                          383,919           375,001          37,157
 Preferred shares - dividend disbursing agent fees                                         20,848            20,848           1,698
 Shareholders' servicing agent fees and expenses                                           41,113            33,385           4,354
 Custodian's fees and expenses                                                            101,209           120,012         325,747
 Directors'/Trustees' fees and expenses (note 6)                                            4,858             4,741             632
 Professional fees                                                                         18,426            18,367           5,119
 Shareholders' reports - printing and mailing expenses                                    113,450           105,099          16,840
 Stock exchange listing fees                                                               32,755            32,467           6,381
 Investor relations expense                                                                39,540            37,993           5,260
Other expenses                                                                             25,453            24,286           1,627
-----------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and expense reimbursement                   4,064,663         3,990,403       1,070,964
   Custodian fee credit (note 1)                                                          (23,851)          (43,435)       (312,653)
   Expense reimbursement (note 6)                                                              --                --        (301,935)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                            4,040,812         3,946,968         456,376
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  26,215,652        25,321,332       4,560,799
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions (notes 1 and 4)                   (522,458)         (267,639)     (1,105,626)
 Change in net unrealized appreciation or depreciation of investments                 (24,242,895)      (22,441,180)    (20,147,687)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (24,765,353)      (22,708,819)    (21,253,313)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                 $ 1,450,299       $ 2,612,513    $(16,692,514)
===================================================================================================================================

*For the period May 26, 1999 (commencement of operations) through August 31,
1999.

See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                         California Value             California Performance Plus          California Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
                                    Year Ended       Year Ended       Year Ended        Year Ended       Year Ended      Year Ended
                                       8/31/99          8/31/98          8/31/99           8/31/98          8/31/99         8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income             $ 12,640,494     $ 13,379,417     $ 15,301,368      $ 15,508,756      $ 9,659,984     $ 9,753,712
Net realized gain (loss)
  from investment
  transactions (notes 1 and 4)          36,793        1,609,036         (521,745)          753,844         (199,360)      1,168,298
Change in net unrealized
   appreciation or
   depreciation of investments     (15,346,519)       7,275,057      (13,064,984)        3,671,035       (9,867,255)      2,432,009
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                  (2,669,232)      22,263,510        1,714,639        19,933,635         (406,631)     13,354,019
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net
  investment income:
   Common shareholders             (12,560,888)     (13,405,303)     (12,733,040)      (13,022,043)      (8,115,487)     (8,069,724)
   Preferred shareholders                  N/A              N/A       (2,550,004)       (2,861,139)      (1,542,528)     (1,759,155)
From accumulated net realized
  gains from investment transactions:
   Common shareholders              (1,225,822)      (1,344,368)        (605,188)         (209,142)        (939,551)        (64,394)
   Preferred shareholders                  N/A              N/A         (134,766)          (44,442)        (204,666)        (13,860)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (13,786,710)     (14,749,671)     (16,022,998)      (16,136,766)     (10,802,232)     (9,907,133)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Common shares:
   Net proceeds from sale of shares         --               --               --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions          --          229,709        1,576,660         1,600,110          877,736         706,515
Preferred shares:
   Net proceeds from sale of shares         --               --       15,726,552                --       12,754,386              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
     capital share transactions             --          229,709       17,303,212         1,600,110       13,632,122         706,515
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                    (16,455,942)       7,743,548        2,994,853         5,396,979        2,423,259       4,153,401
Net assets at the
  beginning of year                261,911,854      254,168,306      292,333,234       286,936,255      186,432,622     182,279,221
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $245,455,912     $261,911,854     $295,328,087      $292,333,234     $188,855,881    $186,432,622
===================================================================================================================================
Balance of undistributed net
   investment income at
   the end of year                $    226,829     $    147,223     $    491,969      $    473,645     $    291,515    $    289,546
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

                                                                      California Investment Quality      California Select Quality
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended        Year Ended       Year Ended     Year Ended
                                                                          8/31/99           8/31/98          8/31/99        8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 15,315,638      $ 15,657,549     $ 26,215,652    $ 26,310,925
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                       (680,810)          444,251         (522,458)      2,949,181
Change in net unrealized appreciation or
  depreciation of investments                                        (14,734,244)        4,240,471      (24,242,895)      6,035,385
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    (99,416)        20,342,271       1,450,299      35,295,491
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                               (12,725,662)      (13,080,251)     (21,539,248)    (22,044,563)
   Preferred shareholders                                             (2,570,101)       (2,868,562)      (4,190,468)     (4,721,829)
 From accumulated net realized gains from investment transactions:
   Common shareholders                                                  (383,623)          (62,200)      (2,428,752)       (322,695)
   Preferred shareholders                                                (83,412)          (13,716)        (521,736)        (66,525)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (15,762,798)      (16,024,729)     (28,680,204)    (27,155,612)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Common shares:
   Net proceeds from sale of shares                                           --                --               --              --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                     1,448,971         1,509,857        2,443,334       1,883,226
 Preferred shares:
   Net proceeds from sale of shares                                   21,665,884                --       41,460,324              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions            23,114,855         1,509,857       43,903,658       1,883,226
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  7,252,641         5,827,399       16,673,753      10,023,105
Net assets at the beginning of year                                  303,107,518       297,280,119      512,670,682     502,647,577
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $310,360,159      $303,107,518     $529,344,435    $512,670,682
===================================================================================================================================
Balance of undistributed net investment income at the end of year   $    347,123      $    327,248     $    811,678    $    325,742
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
(Unaudited)
                                                                       California Quality Income      California Dividend Advantage
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period 5/26/99
                                                                       Year Ended        Year Ended     (commencement of operations)
                                                                        8/31/99           8/31/98                   through 8/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $ 25,321,332      $ 25,437,033                     $ 4,560,799
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                          (267,639)           585,068                      (1,105,626)
Change in net unrealized appreciation or
  depreciation of investments                                         (22,441,180)       10,900,888                     (20,147,687)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   2,612,513        36,922,989                     (16,692,514)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                                (21,143,687)      (21,032,274)                     (3,362,840)
   Preferred shareholders                                              (4,379,766)       (4,840,296)                       (651,480)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                   (388,716)               --                              --
   Preferred shareholders                                                 (90,180)               --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (26,002,349)      (25,872,570)                     (4,014,320)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Common shares:
   Net proceeds from sale of shares                                            --                --                     333,950,247
   Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                        1,916,199         1,988,327                          31,989
Preferred shares:
   Net proceeds from sale of shares                                    34,535,270                --                     172,991,850
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions             36,451,469         1,988,327                     506,974,086
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                                 13,061,633        13,038,746                     486,267,252
Net assets at the beginning of period                                 503,000,091       489,961,345                         100,021
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $516,061,724      $503,000,091                    $486,367,273
===================================================================================================================================
Balance of undistributed net investment income at the end of period  $    777,514      $    979,635                    $    546,479
===================================================================================================================================



                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies

The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC), Nuveen California Quality Income Municipal Fund, Inc. (NUC) and Nuveen California Dividend Advantage Municipal Fund (NAC).

California Value is not authorized by its Articles of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements, "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.



Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, California Dividend Advantage had outstanding when-issued purchase commitments of $11,005,000. There were no such outstanding purchase commitments in any of the other Funds.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for California Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                               California               California   California   California   California
                              Performance   California  Investment       Select      Quality     Dividend
                                     Plus  Opportunity     Quality      Quality       Income    Advantage
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                            --           --       3,600           --        1,400           --
   Series T                         1,800           --          --        2,400           --           --
   Series W                           640        2,200         880        1,680        3,000           --
   Series Th                           --           --          --        3,600           --        3,500
   Series F                         1,800          520          --           --        3,000        3,500
---------------------------------------------------------------------------------------------------------
Total                               4,240        2,720       4,480        7,680        7,400        7,000
=========================================================================================================

Effective June 11, 1999, California Performance Plus issued 640 Series W $25,000 stated value Preferred shares.

Effective June 18, 1999, California Opportunity issued 520 Series F $25,000 stated value Preferred shares.

Effective June 4, 1999, California Investment Quality issued 880 Series W $25,000 stated value Preferred shares.

Effective May 21, 1999, California Select Quality issued 1,680 Series W $25,000 stated value Preferred shares.

Effective May 28, 1999, California Quality Income issued 1,400 Series M $25,000 stated value Preferred shares.

Effective July, 16 1999, California Dividend Advantage issued 3,500 Series Th and 3,500 Series F $25,000 stated value Preferred shares.


Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 1999.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common and Preferred shares were as follows:

                                 California Value     California Performance Plus  California Opportunity
----------------------------------------------------------------------------------------------------------
                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                 8/31/99      8/31/98      8/31/99      8/31/98      8/31/99       8/31/98
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --           --            --           --           --           --
   Shares issued to shareholders
     due to reinvestment
     of distributions                --        22,464        89,260       91,264       49,992       40,765
----------------------------------------------------------------------------------------------------------
                                     --        22,464        89,260       91,264       49,992       40,765
----------------------------------------------------------------------------------------------------------
Preferred shares sold               N/A           N/A           640           --          520           --
==========================================================================================================
                                                         California Investment
                                                                Quality          California Select Quality
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                          8/31/99      8/31/98      8/31/99       8/31/98
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                  --            --           --           --
   Shares issued to shareholders
     due to reinvestment of distributions                   85,501        88,738       146,703     113,065
----------------------------------------------------------------------------------------------------------
                                                            85,501        88,738       146,703     113,065
----------------------------------------------------------------------------------------------------------
Preferred shares sold                                          880            --         1,680          --
==========================================================================================================
                                                               California               California
                                                            Quality Income          Dividend Advantage
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended     For the Period 5/26/99
                                                           8/31/99      8/31/98            through 8/31/99
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                   --           --                23,345,000
   Shares issued to shareholders
     due to reinvestment of distributions                    110,967     118,416                     2,134
----------------------------------------------------------------------------------------------------------
                                                             110,967     118,416                23,347,134
----------------------------------------------------------------------------------------------------------
Preferred shares sold                                          1,400          --                     7,000
==========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 1999, to shareholders of record on September 15, 1999, as follows:

                             California                 California   California   California   California
                California  Performance   California    Investment       Select      Quality     Dividend
                     Value         Plus  Opportunity       Quality      Quality       Income    Advantage
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0415       $.0830       $.0845        $.0795       $.0790       $.0815       $.0720
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended August 31, 1999, were as follows:

                                                                     California                California
                                                        California  Performance   California   Investment
                                                             Value         Plus  Opportunity      Quality
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $92,225,137  $91,668,567  $78,766,395  $76,488,679
   Short-term municipal securities                              --   16,005,000   14,808,000   12,000,000
Sales and maturities:
   Long-term municipal securities                       90,371,192   76,386,147   69,059,600   53,454,944
   Short-term municipal securities                       1,500,000   16,005,000   15,308,000   12,000,000
=========================================================================================================
                                                                     California   California   California
                                                                         Select      Quality     Dividend
                                                                        Quality       Income    Advantage
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $75,949,284  $89,008,122 $532,191,842
   Short-term municipal securities                                   28,100,000   16,100,000  239,270,000
Sales and maturities:
   Long-term municipal securities                                    34,135,855   54,173,104   29,099,761
   Short-term municipal securities                                   28,100,000   16,100,000  239,270,000
=========================================================================================================

At August 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                             California                 California   California   California   California
                California  Performance   California    Investment       Select      Quality     Dividend
                     Value         Plus  Opportunity       Quality      Quality       Income    Advantage
---------------------------------------------------------------------------------------------------------
              $234,127,711 $279,658,859 $175,584,851  $295,306,824 $505,144,584 $480,201,405 $502,048,535
=========================================================================================================

At August 31, 1999, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                        California   California   California   California
                                                       Performance       Select      Quality     Dividend
                                                              Plus      Quality       Income    Advantage
---------------------------------------------------------------------------------------------------------
Expiration year:
   2007                                                     $4,263       $9,440      $14,931       $5,670
==========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at August 31, 1999, were as follows:

                                                                     California                California
                                                        California  Performance   California   Investment
                                                             Value         Plus  Opportunity      Quality
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $11,010,565  $13,670,372  $10,129,076  $15,248,728
   depreciation                                         (3,449,586)  (3,005,652)  (1,358,084)  (3,953,397)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $ 7,560,979  $10,664,720  $ 8,770,992  $11,295,331
=========================================================================================================
                                                                     California   California   California
                                                                         Select      Quality     Dividend
                                                                        Quality       Income    Advantage
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $26,077,225  $34,398,592 $         --
   depreciation                                                      (7,166,246)  (5,610,461) (20,153,357)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          $18,910,979  $28,788,131 $(20,153,357)
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under California Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Fund's (excluding California Value and California Dividend Advantage) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

Under California Dividend Advantage's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:



Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of California Dividend Advantage in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the daily net assets for the year ended July 31, 2005, .20% of the daily net assets for the year ended July 31, 2006, .15% of the daily net assets for the year ended July 31, 2007, .10% of the daily net assets for the year ended July 31, 2008, and .05% of the daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse California Dividend Advantage for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. Composition of Net Assets

At August 31, 1999, net assets consisted of:

                                                                       California                  California
                                                         California   Performance    California    Investment
                                                              Value          Plus   Opportunity       Quality
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $        N/A  $106,000,000  $ 68,000,000  $112,000,000
Common shares, $.01 par value per share                     252,227       127,485        80,266       133,783
Paid-in surplus                                         237,377,899   178,048,176   111,713,108   186,583,922
Balance of undistributed net investment income              226,829       491,969       291,515       347,123
Accumulated net realized gain (loss)
  from investment transactions                              (70,247)     (521,745)     (200,090)     (702,106)
Net unrealized appreciation (depreciation)
  of investments                                          7,669,204    11,182,202     8,971,082    11,997,437
-------------------------------------------------------------------------------------------------------------
Net assets                                             $245,455,912  $295,328,087  $188,855,881  $310,360,159
=============================================================================================================
Authorized shares:
   Common                                              250,000,000    200,000,000   200,000,000   200,000,000
   Preferred                                                   N/A      1,000,000     1,000,000     1,000,000
=============================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.
                                                                     California   California   California
                                                                         Select      Quality     Dividend
                                                                        Quality       Income    Advantage
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $192,000,000 $185,000,000 $175,000,000
Common shares, $.01 par value per share                                 227,907      216,696      233,541
Paid-in surplus                                                     317,403,311  301,294,314  331,840,566
Balance of undistributed net investment income                          811,678      777,514      546,479
Accumulated net realized gain (loss) from investment transactions      (522,458)    (267,639)  (1,105,626)
Net unrealized appreciation (depreciation) of investments            19,423,997   29,040,839  (20,147,687)
---------------------------------------------------------------------------------------------------------
Net assets                                                         $529,344,435 $516,061,724 $486,367,273
=========================================================================================================
Authorized shares:
   Common                                                           200,000,000  200,000,000    Unlimited
   Preferred                                                          1,000,000    1,000,000    Unlimited
=========================================================================================================

                        Financial Highlights

                        Selected data for a Common share outstanding throughout
                        each period:
                                              Investment Operations
                                       ------------------------------------
                                                             Net
                                                       Realized/
                            Beginning         Net     Unrealized
                            Net Asset  Investment     Investment
                                Value      Income     Gain (Loss)     Total
California Value
Year Ended 8/31:
    1999                       $10.38       $ .50         $ (.60)    $ (.10)
    1998                        10.09         .53            .34        .87
    1997                        10.03         .59            .15        .74
    1996                        10.20         .61           (.10)       .51
    1995                        10.20         .64            .04        .68
California Performance Plus
Year Ended 8/31:
    1999                        15.98        1.20          (1.07)       .13
    1998                        15.67        1.23            .36       1.59
    1997                        15.41        1.27            .26       1.53
    1996                        15.45        1.28           (.04)      1.24
    1995                        15.24        1.28            .28       1.56
California Opportunity
Year Ended 8/31:
    1999                        16.48        1.21          (1.28)      (.07)
    1998                        16.04        1.23            .45       1.68
    1997                        15.57        1.25            .45       1.70
    1996                        15.64        1.25           (.03)      1.22
    1995                        15.32        1.27            .36       1.63
California Investment Quality
Year Ended 8/31:
    1999                        16.03        1.15          (1.17)      (.02)
    1998                        15.70        1.18            .36       1.54
    1997                        15.37        1.22            .32       1.54
    1996                        15.37        1.24             --       1.24
    1995                        15.20        1.25            .22       1.47
California Select Quality
Year Ended 8/31:
    1999                        16.02        1.15          (1.11)       .04
    1998                        15.65        1.16            .41       1.57
    1997                        15.19        1.19            .52       1.71
    1996                        15.23        1.19            .09       1.28
    1995                        14.96        1.21            .35       1.56
California Quality Income
Year Ended 8/31:
    1999                        16.37        1.17          (1.06)       .11
    1998                        15.86        1.18            .54       1.72
    1997                        15.24        1.20            .62       1.82
    1996                        15.05        1.20            .21       1.41
    1995                        14.68        1.21            .39       1.60
California Dividend Advantage
Year Ended 8/31:
    1999(a)                     14.33         .20           (.92)      (.72)
                                                      Less Distributions
                               ---------------------------------------------------------------------
                               Net           Net
                               Investment    Investment     Capital         Capital
                               Income        Income         Gains           Gains
                               To Common     To Preferred   To Common       To Preferred
                               Shareholders  Shareholders+  Shareholders    Shareholders+    Total
California Value
Year Ended 8/31:
    1999                       $ (.50)       $ N/A          $ (.05)         $ N/A            $ (.55)
    1998                         (.53)         N/A            (.05)           N/A              (.58)
    1997                         (.59)         N/A            (.09)           N/A              (.68)
    1996                         (.62)         N/A            (.06)           N/A              (.68)
    1995                         (.67)         N/A            (.01)           N/A              (.68)
California Performance Plus
Year Ended 8/31:
    1999                        (1.00)        (.20)           (.05)          (.01)            (1.26)
    1998                        (1.03)        (.23)           (.02)           --              (1.28)
    1997                        (1.03)        (.22)           (.02)           --              (1.27)
    1996                        (1.03)        (.25)            --             --              (1.28)
    1995                        (1.03)        (.29)           (.02)          (.01)            (1.35)
California Opportunity
Year Ended 8/31:
    1999                        (1.01)        (.19)           (.12)          (.03)            (1.35)
    1998                        (1.01)        (.22)           (.01)           --              (1.24)
    1997                        (1.01)        (.22)            --             --              (1.23)
    1996                        (1.02)        (.23)           (.03)+++       (.01)+++         (1.29)
    1995                        (1.05)        (.26)            --             --              (1.31)
California Investment Quality
Year Ended 8/31:
    1999                         (.95)        (.19)           (.03)          (.01)            (1.18)
    1998                         (.99)        (.22)            --             --              (1.21)
    1997                         (.99)        (.22)            --             --              (1.21)
    1996                        (1.02)        (.22)            --             --              (1.24)
    1995                        (1.04)        (.26)            --             --              (1.30)
California Select Quality
Year Ended 8/31:
    1999                         (.95)        (.18)           (.11)          (.02)            (1.26)
    1998                         (.97)        (.21)           (.02)           --              (1.20)
    1997                         (.98)        (.20)           (.06)          (.01)            (1.25)
    1996                         (.98)        (.21)           (.10)          (.03)            (1.32)
    1995                         (.99)        (.25)           (.04)          (.01)            (1.29)
California Quality Income
Year Ended 8/31:
    1999                         (.98)        (.20)           (.02)           --              (1.20)
    1998                         (.98)        (.23)            --             --              (1.21)
    1997                         (.98)        (.22)            --             --              (1.20)
    1996                         (.96)        (.23)           (.02)+++       (.01)+++         (1.22)
    1995                         (.96)        (.27)            --             --              (1.23)
California Dividend Advantage
Year Ended 8/31:
    1999(a)                      (.14)        (.03)            --             --               (.17)
                                                                                Total Returns
                                                                            -----------------------
                              Organization
                              and
                              Offering
                              Costs and                                                      Based
                              Preferred         Ending                      Based            on
                              Share             Net          Ending         on               Net
                              Underwriting      Asset        Market         Market           Asset
                              Discounts         Value        Value          Value**          Value**
California Value
Year Ended 8/31:
    1999                      --                $ 9.73       $ 9.2500       (.43)%           (1.13)%
    1998                      --                 10.38         9.8125        2.11             8.90
    1997                      --                 10.09        10.1875        7.59             7.55
    1996                      --                 10.03        10.1250       12.52             5.16
    1995                      --                 10.20         9.6250       (6.59)            6.92
California Performance Plus
Year Ended 8/31:
    1999                      --                 14.85        16.9375        (.12)            (.66)
    1998                      --                 15.98        18.0000       10.74             8.93
    1997                      --                 15.67        17.2500       16.71             8.77
    1996                      --                 15.41        15.7500       14.04             6.53
    1995                      --                 15.45        14.7500        5.75             8.75
California Opportunity
Year Ended 8/31:
    1999                      --                 15.06        16.8750        2.10            (1.97)
    1998                      --                 16.48        17.6250       11.99             9.36
    1997                      --                 16.04        16.6875       11.83             9.79
    1996                      --                 15.57        15.8750       13.10             6.31
    1995                      --                 15.64        15.0000        4.72             9.43
California Investment Quality
Year Ended 8/31:
    1999                      --                 14.83        16.1875        1.67            (1.54)
    1998                      --                 16.03        16.8750        8.39             8.66
    1997                      --                 15.70        16.5000       12.32             8.82
    1996                      --                 15.37        15.6250       11.08             6.72
    1995                      --                 15.37        15.0000        3.77             8.38
California Select Quality
Year Ended 8/31:
    1999                      --                 14.80        16.0625        2.15            (1.20)
    1998                      --                 16.02        16.7500        8.11             8.93
    1997                      --                 15.65        16.4375       13.22            10.17
    1996                      --                 15.19        15.5000       15.73             6.95
    1995                      --                 15.23        14.3750        7.14             9.22
California Quality Income
Year Ended 8/31:
    1999                      --                 15.28        16.6250        1.37             (.72)
    1998                      --                 16.37        17.3750       13.29             9.65
    1997                      --                 15.86        16.2500       15.19            10.74
    1996                      --                 15.24        15.0000       12.32             7.89
    1995                      --                 15.05        14.2500        9.24             9.57
California Dividend Advantage
Year Ended 8/31:
    1999(a)                  (.11)               13.33        15.0000         .96            (5.99)
                                                  Ratios/Supplemental Data
                               -------------------------------------------------------------
                                                   Before Credit/Reimbursement
                                           -------------------------------------------------
                                                       Ratio of Net             Ratio of Net
                                           Ratio of    Investment  Ratio of     Investment
                                           Expenses    Income to   Expenses     Income to
                                           to Average  Average     to Average   Average
                              Ending       Net Assets  Net Assets  Total        Total
                              Net          Applicable  Applicable  Net Assets   Net Assets
                              Assets       to Common   to Common   Including    Including
                              (000)        Shares++    Shares++    Preferred++  Preferred++
California Value
Year Ended 8/31:
    1999                      $245,456       .69%       4.90%       N/A%        N/A%
    1998                       261,912       .71        5.19        N/A         N/A
    1997                       254,168       .74        5.85        N/A         N/A
    1996                       251,948       .77        6.00        N/A         N/A
    1995                       193,426       .75        6.32        N/A         N/A
California Performance Plus
Year Ended 8/31:
    1999                       295,328      1.19        7.67        .81         5.22
    1998                       292,333      1.18        7.76        .81         5.35
    1997                       286,936      1.19        8.17        .81         5.59
    1996                       282,104      1.18        8.23        .80         5.62
    1995                       281,766      1.23        8.56        .83         5.77
California Opportunity
Year Ended 8/31:
    1999                       188,856      1.21        7.48        .84         5.16
    1998                       186,433      1.17        7.52        .82         5.28
    1997                       182,279      1.19        7.85        .82         5.46
    1996                       177,862      1.19        7.88        .82         5.47
    1995                       178,072      1.21        8.38        .83         5.73
California Investment Quality
Year Ended 8/31:
    1999                       310,360      1.20        7.28        .82         5.01
    1998                       303,108      1.15        7.45        .80         5.22
    1997                       297,280      1.16        7.82        .80         5.44
    1996                       291,423      1.16        7.95        .81         5.51
    1995                       290,426      1.18        8.36        .81         5.72
California Select Quality
Year Ended 8/31:
    1999                       529,344      1.14        7.34        .78         5.06
    1998                       512,671      1.11        7.35        .78         5.18
    1997                       502,648      1.12        7.68        .78         5.36
    1996                       490,214      1.13        7.73        .79         5.38
    1995                       489,967      1.16        8.25        .80         5.66
California Quality Income
Year Ended 8/31:
    1999                       516,062      1.14        7.25        .79         4.98
    1998                       503,000      1.12        7.34        .78         5.12
    1997                       489,961      1.14        7.69        .79         5.31
    1996                       475,498      1.15        7.83        .79         5.37
    1995                       471,064      1.19        8.36        .80         5.63
California Dividend Advantage
Year Ended 8/31:
    1999(a)                    486,367      1.28*       4.72*      1.01*        3.71*
                                                  Ratios/Supplemental Data
                               -------------------------------------------------------------
                                           After Credit/Reimbursement***
                               --------------------------------------------------
                                           Ratio of Net              Ratio of Net
                               Ratio of    Investment  Ratio of      Investment
                               Expenses    Income to   Expenses      Income to
                               to Average  Average     to Average    Average
                               Net Assets  Net Assets  Total         Total
                               Applicable  Applicable  Net Assets    Net Assets       Portfolio
                               to Common   to Common   Including     Including        Turnover
                               Shares++    Shares++    Preferred++   Preferred++      Rate
California Value
Year Ended 8/31:
    1999                        .69%       4.90%       N/A%          N/A%             35%
    1998                        .71        5.19        N/A           N/A              40
    1997                        .74        5.85        N/A           N/A              17
    1996                        .77        6.00        N/A           N/A              23
    1995                        .75        6.32        N/A           N/A               9
California Performance Plus
Year Ended 8/31:
    1999                       1.19        7.67        .81           5.22             26
    1998                       1.18        7.76        .81           5.35             20
    1997                       1.19        8.17        .81           5.59             12
    1996                       1.18        8.23        .80           5.62             14
    1995                       1.23        8.56        .83           5.77             24
California Opportunity
Year Ended 8/31:
    1999                       1.18        7.51        .82           5.18             37
    1998                       1.17        7.52        .82           5.28             18
    1997                       1.19        7.85        .82           5.46              4
    1996                       1.19        7.88        .82           5.47              8
    1995                       1.21        8.38        .83           5.73             36
California Investment Quality
Year Ended 8/31:
    1999                       1.19        7.29        .82           5.01             18
    1998                       1.15        7.45        .80           5.22             21
    1997                       1.16        7.82        .80           5.44             12
    1996                       1.16        7.95        .81           5.51             10
    1995                       1.18        8.36        .81           5.72             14
California Select Quality
Year Ended 8/31:
    1999                       1.13        7.35        .78           5.06              7
    1998                       1.11        7.35        .78           5.18             17
    1997                       1.12        7.68        .78           5.36              5
    1996                       1.13        7.73        .79           5.38             13
    1995                       1.16        8.25        .80           5.66             12
California Quality Income
Year Ended 8/31:
    1999                       1.13        7.26        .78           4.99             11
    1998                       1.12        7.34        .78           5.12             11
    1997                       1.14        7.69        .79           5.31              8
    1996                       1.15        7.83        .79           5.37              6
    1995                       1.19        8.36        .80           5.63             29
California Dividend Advantage
Year Ended 8/31:
    1999(a)                    .55*        5.45*       .43*          4.29*             8


N/A  Fund is not authorized to issue Preferred shares.

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable
     (notes 1 and 6).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders of California
     Opportunity and $.007 for Common shareholders and $.002 for Preferred shareholders of California Quality Income.

(a)  For the period May 26, 1999 (commencement of operations) through August 31,
     1999.

Build Your Wealth Automatically

sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606
Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL


Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.


Fund Policies
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended August 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO: NUVEEN
John Nuveen &Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

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